UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

NATURE’S MIRACLE HOLDING INC.
(Name of Registrant As Specified In Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

NATURE’S MIRACLE HOLDING INC.

3281 E. Guasti Rd. Suite 175

Ontario, CA 91761

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of Nature’s Miracle Holding Inc.:

This Information Statement is first being mailed on or about September 9, 2024 to the holders of record of the outstanding voting stock, $0.0001 par value per share (“Common Stock”), of Nature’s Miracle Holding Inc., a Delaware corporation (the “Company”), as of the close of business on August 23, 2024 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consents in lieu of a meeting (the “Written Consents”) of the shareholders of the Company owning a majority of the voting power of the outstanding shares of stock (the “Majority Shareholders”) as of the Record Date. Except as otherwise indicated by the context, references in this Information Statement to “we,” “us” or “our” are references Nature’s Miracle Holding Inc., a Delaware corporation.

The Written Consents:

1.	approved an amendment to our amended and restated certificate of incorporation (“Certificate of Incorporation”), to effect a reverse stock split (the “Split”) of our Common Stock at a reverse stock split ratio ranging from 1:2 to 1:30 inclusive, as determined by our Board of Directors in its sole discretion (the “Approval of Certificate of Incorporation Amendment for Split”);

2.	approved an amendment to our Common Stock Purchase Series A Warrant issued on July 29, 2024 to amend the (i) “Initial Exercise Date” to the date that the stockholders of the Company approve the (A) issuance of the shares of our Common Stock in an offering that closed on July 29, 2024, (B) potential issuance of the shares of our Common Stock underlying the warrants issued in the offering and (C) adjustment terms of the warrants and (ii) floor price from $0.05 to $0.10 (the “Approval of Warrant Amendment”);

3.	approved the July 29, 2024 offering, including the (i) issuance of the shares of our Common Stock in the offering, (ii) potential issuance of the shares of Common Stock underlying the warrants issued in the offering and (iii) adjustment terms of the warrants, in order to maintain compliance with the listing rules of The Nasdaq Stock Market LLC, specifically Nasdaq Listing Rule 5635(d) (the “Approval of July 2024 Underwritten Offering”);

4.	approved the (i) July 3, 2024 offering, including the potential issuance of the shares of Common Stock underlying the $410,000 unsecured convertible notes issued in the offering, and (ii) July 19, 2024 offering, including the (A) issuance of the 180,000 shares of Common Stock in the offering, (B) issuance of the warrant to purchase a total of 788,438 shares of Common Stock at an exercise price of $0.24 per share and (C) potential issuance of shares of Common Stock underlying the warrant issued in the offering (the “Approval of July 2024 Private Placements”); and

5.	approved the August 14, 2024 offering, including the potential issuance of shares of Common Stock underlying the note issued in the August 14, 2024 offering that is equal to greater than 19.99% of the issued and outstanding shares of Common Stock prior to the closing of the offering and the potential issuance of any additional notes and shares of Common Stock underlying any additional notes (the “Approval of August 2024 Private Placement”).

The Written Consents constitutes the consent of a majority of the voting power of the outstanding shares of stock and is sufficient under the Delaware General Corporation Law and our amended and restated bylaws (“Bylaws”) to approve the actions described herein. Accordingly, the Approval of Certificate of Incorporation Amendment for Split, the Approval of Warrant Amendment, the Approval of July 2024 Underwritten Offering, the Approval of July 2024 Private Placements and the Approval of August 2024 Private Placement are not presently being submitted to our other shareholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the action described herein will not be implemented until a date at least twenty (20) days after the date on which this Information Statement has been first mailed to the shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This Information Statement has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14C of the Exchange Act to the holders of voting and non-voting stock (“Shareholders”) to notify the Shareholders of the approval of the Approval of Certificate of Incorporation Amendment for Split, the Approval of Warrant Amendment, the Approval of July 2024 Underwritten Offering, the Approval of July 2024 Private Placements and the Approval of August 2024 Private Placement. Shareholders of record at the close of business on August 23, 2024 are entitled to notice of the Written Consents. Because this action has been approved by the holders of the required majority of the voting power of our outstanding shares of stock, no proxies were or are being solicited. The Approval of Certificate of Incorporation Amendment for Split, the Approval of Warrant Amendment, the Approval of July 2024 Underwritten Offering, the Approval of July 2024 Private Placements and the Approval of August 2024 Private Placement will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this notice. We will mail the Notice of Shareholder Action by Written Consents to the Shareholders on or about September 9, 2024.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING SHAREHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Tie (James) Li
Tie (James) Li Chairman of the Board of Directors
September 9, 2024

INTRODUCTION

This Information Statement is being first mailed on or about September 9, 2024 to the Shareholders by the Board of Directors of the Company (“Board”) to provide material information regarding Approval of Certificate of Incorporation Amendment for Split, the Approval of Warrant Amendment, the Approval of July 2024 Underwritten Offering, the Approval of July 2024 Private Placements and the Approval of August 2024 Private Placement that have been approved by the Written Consents of the Majority Shareholders.

Only one copy of this Information Statement is being delivered to two or more shareholders who share an address unless we have received contrary instruction from one or more of such shareholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE MATTERS DESCRIBED HEREIN.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the shares of stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS

AND THE MAJORITY SHAREHOLDERS

Under the Delaware General Corporation Law (“DGCL”) and the Company’s Bylaws, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted to consent to such action in writing. The approval of the Approval of Certificate of Incorporation Amendment for Split, the Approval of Warrant Amendment, the Approval of July 2024 Underwritten Offering, the Approval of July 2024 Private Placements and the Approval of August 2024 Private Placement requires the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of stock. Each holder of our common stock, par value $0.0001 per share (“Common Stock”), is entitled to one vote per share of Common Stock held of record on any matter which may properly come before the shareholders.

On the Record Date, the Company had 31,636,751 shares of Common Stock issued and outstanding, with the holders thereof being entitled to cast one vote per share. On August 23, 2024, the Majority Shareholders adopted resolutions approving the Approval of Certificate of Incorporation Amendment for Split, the Approval of Warrant Amendment, the Approval of July 2024 Underwritten Offering, the Approval of July 2024 Private Placements and the Approval of August 2024 Private Placement.

CONSENTING SHAREHOLDERS

On August 23, 2024, the Majority Shareholders, being the record holder of 18,840,358 shares of Common Stock adopted resolutions, among other things, approving the adoption of the Approval of Certificate of Incorporation Amendment for Split, the Approval of Warrant Amendment, the Approval of July 2024 Underwritten Offering, the Approval of July 2024 Private Placements and the Approval of August 2024 Private Placement. The voting power held by the Majority Shareholders represented approximately 59.6% of the total voting power of all issued and outstanding stock of the Company as of the Record Date.

We are not seeking written consent from any other shareholder of the Company, and the other shareholders will not be given an opportunity to vote with respect to the Approval of Certificate of Incorporation Amendment for Split, the Approval of Warrant Amendment, the Approval of July 2024 Underwritten Offering, the Approval of July 2024 Private Placements and the Approval of August 2024 Private Placement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising shareholders of the action taken by Written Consents and giving shareholders notice of such actions taken as required by the Exchange Act.

As the actions relating to the Approval of Certificate of Incorporation Amendment for Split, the Approval of Warrant Amendment, the Approval of July 2024 Underwritten Offering, the Approval of July 2024 Private Placements and the Approval of August 2024 Private Placement were taken by Written Consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our shareholders.

APPROVAL OF CERTIFICATE OF INCORPORATION AMENDMENT TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A REVERSE STOCK SPLIT RATIO RANGING FROM 1:2 TO 1:30, INCLUSIVE, AS DETERMINED BY OUR BOARD IN ITS SOLE DISCRETION

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Reverse Stock Split

The Majority Shareholders approved an amendment to our Certificate of Incorporation to effect a reverse stock split of our Common Stock at a reverse stock split ratio ranging from 1:2 to 1:30, inclusive, as may be determined at the appropriate time by our Board in its sole discretion (the “Reverse Stock Split”). This means that our Board will be able to decide whether and when to effect the Reverse Stock Split without further action from the stockholders.

Reasons for a Reverse Stock Split

Maintaining our Listing on Nasdaq

The primary purpose of the Reverse Stock Split is to raise the per share trading price of our common stock in order to maintain our listing on The Nasdaq Global Market. Delisting from Nasdaq may adversely affect our ability to raise additional financing through the public or private sale of our equity securities, may significantly affect the ability of investors to trade in our securities and may negatively affect the value and liquidity of our Common Stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors, the loss of analyst coverage or the loss of business development opportunities.

Potentially Improving the Marketability and Liquidity of our Common Stock

The Board believes that an increased stock price may also improve the marketability and liquidity of our Common Stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Decreasing the Risk of Market Manipulation of our Common Stock

The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our Common Stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

Providing us the Ability to Issue Additional Securities

A Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to us for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plan); expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Accordingly, for these and other reasons, the Board believes that a Reverse Stock Split is in the best interests of us and our stockholders. A copy of the draft of the amendment to our Certificate of Incorporation providing for the Reverse Stock Split is attached hereto as Annex A.

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Criteria to be Used for Determining Whether to Implement a Reverse Stock Split

This proposal gives our Board the discretion to select a Reverse Stock Split ratio from within a range between and including 1:2 and 1:30 on a date selected by the Board based on its then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:

●	the historical trading price and trading volume of our Common Stock;

●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;

●	the continued listing requirements for our Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”) or other applicable exchanges, if then applicable;

●	the number of shares of Common Stock outstanding; and

●	which Reverse Stock Split ratio would result in the least administrative cost to us; and

●	the historical trading price and trading volume of our Common Stock.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or, that our stock will trade at a price that is equal to at least $1.00 per share for a period of 10 consecutive days prior to November 20, 2024, which is the date that we must regain compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). If we do not regain compliance with the Bid Price Rule prior to November 20, 2024, and we are not deemed eligible for an additional period of time to regain compliance with the Bid Price Rule, our listed securities may be subject to delisting. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in various industries is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in our overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split. If we fail to meet Nasdaq’s continued listing requirements, Nasdaq could suspend trading in our Common Stock and commence delisting proceedings.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs. The liquidity of our Common Stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of Common Stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of Common Stock available for issuance could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

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Effects of a Reverse Stock Split

As of the effective date of the Reverse Stock Split:

●	a certain number shares of Common Stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of Common Stock;

●	no fractional shares of Common Stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive a whole share in lieu of any fractional share of Common Stock (as detailed below);

●	proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options and warrants which will result in a proportional decrease in the number of shares of Common Stock reserved for issuance upon exercise or vesting of such stock options and warrants and, in the case of stock options, a proportional increase in the exercise price of all such stock options;

●	the number of shares of Common Stock then reserved for issuance under our equity compensation plan will be reduced proportionately; and

●	the total number of authorized shares of Common Stock will remain at 100,000,000.

The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of the Record Date (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

Assuming the Reverse Stock Split is implemented by the Board:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved	Hypothetical Initial Market Value of Shares of Common Stock Authorized but Unissued and Unreserved*
Pre-Reverse Stock Split	100,000,000	31,636,751	11,473,927	56,889,322	$9,329,849
Post-Reverse Stock Split 1:2	100,000,000	15,818,376	5,736,964	78,444,660	$12,864,925
Post-Reverse Stock Split 1:30	100,000,000	1,054,559	382,465	98,562,976	$16,164,329

*	Based on a hypothetical post-split stock price calculated by multiplying the closing stock price on September 5, 2024 of $0.164 by the split ratio.

(1)	Includes shares of Common Stock reserved for issuance (i) upon the exercise of currently exercisable warrants and options and (ii) under the Nature’s Miracle Holding Inc. 2024 Equity Incentive Plan less any exercised or converted awards.

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A Reverse Stock Split would affect all stockholders uniformly. As of the effective date of the Reverse Stock Split which shall be determined by the Board in its sole discretion (“Effective Date”), each stockholder would own a reduced number of shares of Common Stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).

A Reverse Stock Split would not affect the registration of our Common Stock under Section 12(b) of the Exchange Act and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our Common Stock would continue to be listed on Nasdaq under the symbol “NMHI,” but would have a new Committee on Uniform Securities Identification Procedures number after the effective date.

Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, we will issue a whole share in lieu of any fractional share of Common Stock.

As of August 23, 2024, there were 436 common stockholders of record. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

Beneficial Holders of Common Stock

Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of Common Stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.

Registered Holders of Common Stock

Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our Common Stock as a capital asset (generally, property held for investment).

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This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our Common Stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our Common Stock under the constructive sale provisions of the Code, persons that hold more than 5% of our Common Stock, persons that hold our Common Stock in an individual retirement account, 401(k) plan or similar tax-favored account or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities.

This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our Common Stock that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the U.S.;

●	a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our Common Stock is a partner of a partnership holding shares of our Common Stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the Common Stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its Common Stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s Common Stock received pursuant to the Reverse Stock Split will include the holding period of the Common Stock surrendered in the Reverse Stock Split in exchange therefor.

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In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the Common Stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its Common Stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our Common Stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our Common Stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Accounting Consequences

The par value per share of our Common Stock will remain unchanged at $0.0001 per share following a Reverse Stock Split. As a result, as of the Effective Date, the stated capital on our balance sheets attributable to Common Stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of Common Stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.

APPROVAL OF AN AMENDMENT TO OUR COMMON STOCK PURCHASE SERIES A WARRANT ISSUED ON JULY 29, 2024 TO AMEND THE (I) “INITIAL EXERCISE DATE” TO THE DATE THAT THE STOCKHOLDERS OF THE COMPANY APPROVE THE (A) ISSUANCE OF THE SHARES OF OUR COMMON STOCK IN AN OFFERING THAT CLOSED ON JULY 29, 2024, (B) POTENTIAL ISSUANCE OF THE SHARES OF OUR COMMON STOCK UNDERLYING THE WARRANTS ISSUD IN THE OFFERING AND (C) ADJUSTMENT TERMS OF THE WARRANTS AND (II) FLOOR PRICE FROM $0.05 TO $0.10

July 2024 Underwritten Offering

On July 25, 2024, the Company entered into an underwriting agreement with EF Hutton LLC (the “Underwriting Agreement”), as the underwriter, relating to a firm commitment underwritten offering (the “Offering”) of a total of 5,000,000 units (the “Units”) at a offering price of $0.24 per Unit, with each Unit consisting of one share of Common Stock and one warrant (the “Warrant”) to purchase one share of Common Stock at an exercise price of $0.24 per share.

Action Authorized and Approved

The action that was taken on August 23, 2024 by our majority stockholders was the approval of the Warrant Amendment to amend the (i) “Initial Exercise Date” to the date that the stockholders of the Company approve the (A) issuance of the shares of our Common Stock in the Offering, (B) potential issuance of the shares of our Common Stock underlying the Warrants issued in the Offering and (C) adjustment terms of the warrants and (ii) floor price from $0.05 to $0.10.

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Purpose of Warrant Amendment

The initial terms of the Warrant provided that the Warrants are immediately exercisable on the date of issuance at an exercise price of $0.24 per share and expire five years from the closing date of the Offering. Since the exercise price of the Warrant is less than 50% of the “Minimum Price,” the Offering is categorized as a private placement instead of a public offering. As a result, since the total number of shares in the Offering, including the potential issuance of the shares underlying the warrants, is deemed a “20% Issuance,” the Company needed to obtain shareholder approval in connection with the Offering in order to comply with Nasdaq Listing Rule 5635(d). “Minimum Price” means the lower of the closing price immediately preceding the signing of the Underwriting Agreement or the average closing price for the five trading days immediately preceding such date, plus the value of the Warrants issued in the Offering. A “20% Issuance” is a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) which, alone or together with sales by officers, directors or substantial stockholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance.

Since shareholder approval was not obtained prior to closing the Offering, and in order to comply with Nasdaq Listing Rule 5635(d), the Warrants must have contained a provision stating that the Warrants are exercisable only upon the stockholders of the Company approving the (i) issuance of the shares of our Common Stock issued in the Offering, (ii) potential issuance of the shares of our Common Stock underlying the Warrants and (iii) adjustment terms of the Warrants.

The Warrant amendment (the “Amendment”) substantially in the form attached hereto as Annex B amends the (i) “Initial Exercise Date” of the Warrant to the date that the stockholders of the Company approve the (A) issuance of the shares of our Common Stock in the Offering, (B) potential issuance of the shares of our Common Stock underlying the Warrants issued in the Offering and (C) adjustment terms of the Warrants and (ii) floor price from $0.05 to $0.10. The Amendment ensures that no Warrant shares will be issued until the necessary shareholder approval is obtained. This action will allow the Company to maintain compliance with Nasdaq Listing Rule 5635(d) as the issuance of the 5,000,000 shares of Common Stock at the closing of the Offering was not deemed a 20% Issuance and as a result, no shareholder approval was required to close the Offering.

In addition, any floor price set at a price that is less than 20% of the “Minimum Price” will be deemed as a violation of public policy per Nasdaq. Since the floor price set in the initial terms of the Warrant was less than 20% of the “Minimum Price” (i.e., $0.05), the floor price must be amended in order to avoid any Nasdaq public policy violation.

Listing Rule 5101 provides that Nasdaq has the authority to require shareholder approval or any other requirement with regard to any transaction or the terms of the securities issued in the transaction that is deemed to violate public policy or result in excessive dilution to the shareholders. Since the adjustment terms of the Warrants may result in further dilution to the shareholders, the shareholders were asked to approve the adjustment terms of the Warrants.

Description of the Warrants

The following summary of certain terms and provisions of the Warrants offered hereby is not complete and is subject to, and qualified in its entirety by the provisions of the form of Warrant and the Warrant Amendment.

A copy of the form of Warrant is attached hereto as Annex C.

Exercisability. The Warrants are exercisable at any time after their original issuance (amended to the date that the stockholders of the Company approve the (i) issuance of the shares of our Common Stock issued in the Offering, (ii) potential issuance of the shares of our Common Stock underlying the Warrants and (iii) adjustment terms of the Warrants per the Warrant Amendment) up to the date that is five years after their original issuance. The Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice accompanied by payment in full in immediately available funds for the number of shares of Common Stock subscribed for upon such exercise (except in the case of a cashless exercise as discussed below). If a registration statement registering the issuance of the shares of Common Stock underlying the Warrants under the Securities Act of 1933, as amended (the “Securities Act”) is not effective or available, the holder may, in its sole discretion, elect to exercise the Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Warrants.

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No fractional shares of Common Stock will be issued in connection with the exercise of a Warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price.

Exercise Limitation. A holder will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, upon at least 61 days’ prior notice from the holder to us with respect to any increase in such percentage.

Exercise Price. The exercise price per whole share of Common Stock issuable upon exercise of Warrants is $0.24 per share. The exercise price and number of shares of Common Stock issuable upon exercise will adjust in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications, dilutive issuances or similar events. In addition, with respect to the Warrant, subject to certain exemptions outlined in the Warrants, if we sell, enter into an agreement to sell, or grant any option to purchase, or sell, enter into an agreement to sell, or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any shares of Common Stock or Common Stock Equivalents (as defined in the Warrant), at an effective price per share less than the exercise price of the Warrant then in effect, the exercise price of the Warrant shall be reduced to equal the effective price per share in such dilutive issuance, provided, however, in no event shall the exercise price of the Warrant be less than $0.05 (adjusted to $0.10 per the Warrant Amendment).

Transferability. Subject to applicable laws, the Warrants may be offered for sale, sold, transferred or assigned without our consent.

Exchange Listing. The Warrants are not listed on any stock exchange. Without an active trading market, the liquidity of the Warrants will be limited.

Rights as a Shareholder. Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of our shares of Common Stock, the holder of a Warrant does not have the rights or privileges of a holder of our shares of Common Stock, including any voting rights, until the holder exercises the Warrant.

Fundamental Transaction. In the event of a fundamental transaction, as described in the Warrants, and generally including, with certain exceptions, any reorganization, recapitalization or reclassification of our shares of Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of Common Stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding shares of Common Stock, the holders of the Warrants will be entitled to receive upon exercise thereof the kind and amount of securities, cash or other property that the holders would have received had they exercised the warrants immediately prior to such fundamental transaction. Additionally, as more fully described in the Warrant, in the event of certain fundamental transactions, the holders of the Warrants will be entitled to receive consideration in an amount equal to the Black Scholes value of the remaining unexercised portion of the Warrants on the date of consummation of such fundamental transaction.

Governing Law. The Warrants are governed by New York law.

APPROVAL OF THE JULY 29, 2024 OFFERING, INCLUDING THE (I) ISSUANCE OF THE SHARES OF OUR COMMON STOCK IN THE OFFERING, (II) POTENTIAL ISSUANCE OF THE SHARES OF COMMON STOCK UNDERLYING THE WARRANTS ISSUED IN THE OFFERING AND (III) ADJUSTMENT TERMS OF THE WARRANTS, IN ORDER TO MAINTAIN COMPLIANCE WITH THE LISTING RULES OF THE NASDAQ STOCK MARKET LLC, SPECIFICALLY NASDAQ LISTING RULE 5635(D)

July 2024 Underwritten Offering

On July 25, 2024, the Company entered into the Underwriting Agreement with EF Hutton LLC, as the underwriter, relating to the Offering of a total of 5,000,000 Units at a offering price of $0.24 per Unit, with each Unit consisting of one share of Common Stock and one Warrant to purchase one share of Common Stock at an exercise price of $0.24 per share.

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The initial terms of the Warrant provided that the Warrants are immediately exercisable on the date of issuance at an exercise price of $0.24 per share and expire five years from the closing date of the Offering. Since the exercise price of the Warrant is less than 50% of the “Minimum Price,” the Offering is categorized as a private placement instead of a public offering. As a result, since the total number of shares in the Offering, including the potential issuance of the shares underlying the warrants, is deemed a “20% Issuance,” the Company needed to obtain shareholder approval in connection with the Offering in order to comply with Nasdaq Listing Rule 5635(d).

Since shareholder approval was not obtained prior to closing the Offering, and in order to comply with Nasdaq Listing Rule 5635(d), the Warrants must have contained a provision stating that the Warrants are exercisable only upon the stockholders of the Company approving the (i) issuance of the shares of our Common Stock issued in the Offering, (ii) potential issuance of the shares of our Common Stock underlying the Warrants and (iii) adjustment terms of the Warrants.

In addition, the stockholders of the Company must approve the Offering, including the terms of the Underwriting Agreement and other related transactions, in order to be compliant with Nasdaq Listing Rule 5635(d).

Action Authorized and Approved

The action that was taken on August 23, 2024 by our majority stockholders was the approval of the Offering, including the (i) issuance of the shares of our Common Stock in the Offering, (ii) potential issuance of the shares of Common Stock underlying the Warrants issued in the Offering and (iii) adjustment terms of the Warrants.

Purpose of Approval

In order to comply with Nasdaq Listing Rule 5635(d), anticipate any shareholder approval required by Nasdaq as granted pursuant to Nasdaq Listing Rule 5101, and permit the holders to exercise the Warrants, as amended, the stockholders of the Company need to approve the Offering, including the (i) issuance of the shares of our Common Stock issued in the Offering, (ii) potential issuance of the shares of our Common Stock underlying the Warrants and (iii) adjustment terms of the Warrants.

Underwriting Agreement and Other Information

The Underwriting Agreement, a copy of which is attached hereto as Annex D, contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Underwriting Agreement provides for indemnification by EF Hutton LLC of the Company, its directors and certain of its executive officers and by the Company of EF Hutton LLC, for certain liabilities, including liabilities arising under the Securities Act, and affords certain rights of contribution with respect thereto. The summary of certain terms and provisions of the Underwriting Agreement offered hereby is not complete and is subject to, and qualified in its entirety by the provisions of the Underwriting Agreement.

Over-Allotment Option

The Company granted EF Hutton LLC a 45-day over-allotment option to purchase up to 750,000 shares of Common Stock and/or 750,000 Warrants.

Proceeds

The net proceeds to the Company from the Offering were approximately $0.9 million, after deducting underwriting discounts and commissions and the payment of other estimated offering expenses associated with the Offering that are payable by the Company. The Company also paid the Underwriter an underwriting discount equal to 7.0% of the gross proceeds of the Offering and a non-accountable expense fee equal to 1.0% of the gross proceeds of the Offering.

The Company has used and is intending to use the net proceeds of the Offering for general corporate purposes, including working capital and investments.

Registration Statement

A registration statement on Form S-1, as amended (File No. 333-280066), relating to the Offering was declared effective by the SEC on July 25, 2024. The Offering was made only by means of a prospectus forming a part of the effective registration statement.

Description of Common Stock

Voting

Holders of shares of the Common Stock are entitled to one vote for each share held of record on matters properly submitted to a vote of our stockholders. Stockholders are not entitled to vote cumulatively for the election of directors.

Dividends

Subject to the dividend rights of the holders of any outstanding series of preferred stock, holders of shares of Common Stock will be entitled to receive ratably such dividends, if any, when, as, and if declared by our Board out of the Company’s assets or funds legally available for such dividends or distributions.

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Liquidation and Distribution

In the event of any liquidation, dissolution, or winding up of the Company’s affairs, holders of the Common Stock would be entitled to share ratably in the Company’s assets that are legally available for distribution to its stockholders. If the Company has any preferred stock outstanding at such time, holders of the preferred stock may be entitled to distribution preferences, liquidation preferences, or both. In such case, the Company must pay the applicable distributions to the holders of its preferred stock before it may pay distributions to the holders of Common Stock.

Conversion, Redemption, and Preemptive Rights

Holders of the Common Stock have no preemptive, subscription, redemption or conversion rights.

Sinking Fund Provisions

There are no sinking fund provisions applicable to the Common Stock.

Dissenters’ Rights of Appraisal

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with regard to the approval of the Offering.

APPROVED THE (I) JULY 3, 2024 OFFERING, INCLUDING THE POTENTIAL ISSUANCE OF THE SHARES OF COMMON STOCK UNDERLYING THE $410,000 UNSECURED CONVERTIBLE NOTES ISSUED IN THE OFFERING, AND (II) JULY 19, 2024 OFFERING, INCLUDING THE (A) ISSUANCE OF THE 180,000 SHARES OF COMMON STOCK IN THE OFFERING, (B) ISSUANCE OF THE WARRANT TO PURCHASE A TOTAL OF 788,438 SHARES OF COMMON STOCK AT AN EXERCISE PRICE OF $0.24 PER SHARE AND (C) POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE WARRANT ISSUED IN THE OFFERING

July 2024 Private Placements

On July 3, 2024, we entered into four convertible note investment agreements (the “Agreements”) with certain investors named thereto (the “Investors”), in a private placement (the “First July 2024 Note Offering”) of the Company’s unsecured convertible notes (“First July 2024 Notes”) for aggregate gross proceeds of $410,000. Each of the Agreements contained customary terms, representations and warranties by the parties for offerings of similar sizes. The First July 2024 Notes have an interest of 12% per annum, and a maturity date that is six months from the date of issuance. The Investors may also choose to convert the accumulated principal amount and interest outstanding on the maturity date to shares of Common Stock at a conversion price of $0.442, subject to adjustments. A copy of the form of the Agreement is attached hereto as Annex E.

On July 19, 2024, we sold in a private placement (the “Second July 2024 Note Offering”) a $180,000 convertible note (the “Second July 2024 Note”) with an original issue discount of $27,500 and a warrant (the “July 2024 Note Warrant”) to purchase up to 217,500 shares of Common Stock (the “July 2024 Note Warrant Shares”) of the Company at an exercise price of $0.87 per share (subsequently adjusted to 788,438 shares at an exercise price of $0.24 per share as a result of the closing the Offering). As consideration for entering into the securities purchase agreement relating to the Second July 2024 Offering (the “Securities Purchase Agreement”), we issued a total of 180,000 shares (the “Commitment Shares”) to the purchaser on July 19, 2024. The July 2024 Note Warrant is exercisable on July 17, 2024 until five years from July 17, 2024. The total number of July 2024 Note Warrant Shares is subject to adjustments for stock splits, recapitalizations and reorganizations. On July 30, 2024, the Second July 2024 Note was fully paid. A copy of the Securities Purchase Agreement, the Second July 2024 Note and the July 2024 Note Warrant is attached hereto as Annexes F, G and H.

The First July 2024 Note Offering and the Second July 2024 Note Offering were closed in the same month as the Offering. The maximum number of shares issuable as a result of the conversion of the First July 2024 Notes is 927,602 shares while the maximum number of shares per the exercise of the July 2024 Note Warrant is 788,428 as of September 9, 2024.

Action Authorized and Approved

The action that was taken on August 26, 2024 by our majority stockholders was the approval of the (i) First July 2024 Note Offering, including the potential issuance of the shares of Common Stock underlying the $410,000 unsecured convertible notes issued in the offering, and (ii) Second July 2024 Note Offering, including the (A) issuance of the Commitment Shares, (B) issuance of the July 2024 Note Warrant and (C) potential issuance of the July 2024 Note Warrant Shares.

Purpose of Approval

In anticipation of any Nasdaq determination that our First July 2024 Note Offering and Second July 2024 Note Offering need to be aggregated with the Offering as a single integrated transaction, and in order to comply with Nasdaq Listing Rule 5635(d) in the event of that determination, the stockholders of the Company need to approve the (i) First July 2024 Note Offering, including the potential issuance of the shares of Common Stock underlying the $410,000 unsecured convertible notes issued in the offering, and (ii) Second July 2024 Note Offering, including the (A) issuance of the Commitment Shares, (B) issuance of the July 2024 Note Warrant and (C) potential issuance of the July 2024 Note Warrant Shares.

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Nasdaq Aggregation and Integration

If Nasdaq deems a series of transactions as part of one offering, the total number of shares issued and the total number of shares issuable pursuant to any derivative securities issued in the offerings will be aggregated in determining if a “20% Issuance” at a price that is less than the “Minimum Price” has occurred, of which will require shareholder approval for the integrated offering if one of the offerings in the series of transactions resulted in the issuance of shares or potential issuance of shares at less than the applicable “Minimum Price” (i.e., if one of the offerings involved the issuance of shares at less than that offering’s applicable “Minimum Price,” it will be deemed that the integrated offering involved the issuance of shares at less than the “Minimum Price” requiring shareholder approval for all of the separate offerings).

As a result of the timing of the closings of the First July 2024 Note Offering, Second July 2024 Note Offering and the Offering, Nasdaq might consider these offerings to be part of an integrated transaction. In the event Nasdaq determines that the offerings are part of an integrated transaction, Nasdaq will deem the issuance of the Commitment Shares and the potential issuance of up to 927,602 shares of Common Stock underlying the $410,000 Notes and 788,428 shares of Common Stock underlying the July 2024 Note Warrant to be aggregated with the 5,000,000 shares of Common Stock issued in the Offering, totaling 6,896,030 shares (the “Aggregated Shares”), in determining if there is a “20% Issuance” at less than the “Minimum Price.” Since we had 26,636,764 shares of Common Stock issued and outstanding prior to the closing of the Offering, the Aggregated Shares represent approximately 26% of the outstanding shares prior to the Offering, deeming the integrated transaction a “20% Issuance.” In addition, because the 5,000,000 shares issued in the Offering were sold at less than the “Minimum Price,” all of the securities issued in the integrated transaction are deemed to be sold or have conversion or exercise prices, as applicable, at less than the “Minimum Price.”

Dissenters’ Rights of Appraisal

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with regard to the approval of the Offering.

APPROVED THE AUGUST 14, 2024 NOTE OFFERING AND THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE NOTE ISSUED IN THE AUGUST 14, 2024 OFFERING THAT IS EQUAL TO GREATER THAN 19.99% OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK PRIOR TO THE CLOSING OF THE OFFERING AND THE POTENTIAL ISSUANCE OF ANY ADDITIONAL NOTES AND SHARES UNDERYLING ANY ADDITIONAL NOTES

August 2024 Private Placement

On August 13, 2024, we entered into a securities purchase agreement (the “August 2024 Securities Purchase Agreement”) with a certain investor pursuant to which the purchaser agreed to purchase from us a convertible promissory note in the aggregate principal amount of $181,700 (the “August 2024 Note”) with an original issue discount of $23,700, and agreed to purchase up to $1,000,000 worth of additional notes (the “August 2024 Note Offering”). The first tranche of the August 2024 Note Offering closed on August 14, 2024. The August 2024 Note bears a one-time interest charge of 12%. Accrued, unpaid interest and outstanding principal, subject to adjustment, is required to be paid in ten payments, with the first payment of $20,350.40 due on September 15, 2024, and the remaining nine payments of $20,350.40 due on the fifteenth day of each month thereafter (a total payback to the purchaser of $203,504.00).

Upon the occurrence and during the continuation of any event of default, the August 2024 Note shall become immediately due and payable and we will be obligated to pay to the purchaser, in full satisfaction of its obligations, an amount equal to 150% times the sum of (w) the then outstanding principal amount of the August 2024 Note plus (x) accrued and unpaid interest on the unpaid principal amount of the August 2024 Note to the date of payment plus (y) default interest, if any, at the rate of 22% per annum on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the purchaser pursuant to the conversion rights referenced below.

Only upon the occurrence of an event of default under the August 2024 Note, the purchaser may convert the outstanding unpaid principal amount of the August 2024 Note into restricted shares of our common stock at a discount of 25% of the market price. The purchaser agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. We agreed to reserve a number of shares of common stock equal to four times the number of shares of common stock which may be issuable upon conversion of the August 2024 Note at all times. In addition, unless our stockholders have approved the August 2024 Note Offering, including the potential issuance of shares of Common Stock underlying the August 2024 Note, we will not issue a number of shares of Common Stock under the August 2024 Note which when aggregated with all other securities that are required to be aggregated for purposes of Nasdaq Listing Rule 5635(d), would exceed 19.99% of the shares of Common Stock outstanding as of the date immediately prior to the effective date of the August 2024 Securities Purchase Agreement. A copy of the August 2024 Securities Purchase Agreement and the August 2024 Note are attached hereto as Annexes I and G.

Action Authorized and Approved

The action that was taken on August 26, 2024 by our majority stockholders was the approval of the August 2024 Note Offering, including the potential issuance of additional notes of up to $1,000,000 pursuant to the August 2024 Securities Purchase Agreement, shares of Common Stock underlying the August 2024 Note and shares of Common Stock underlying any additional notes that will result in the issuance of greater than 19.99% of the issued and outstanding shares of Common Stock prior to the closing of the August 2024 Note Offering.

Purpose of Approval

In the event that Nasdaq decides that the August 2024 Offering needs to be aggregated with the First July 2024 Note Offering, the Second July 2024 Note Offering and the Offering and if we decide to issue additional notes pursuant to the August 2024 Securities Purchase Agreement, or if the holder of the August 2024 Note has the ability to convert the August 2024 Note and the holder decides to convert more than 19.99% of the issued and outstanding shares of Common Stock, in order to comply with Nasdaq Listing Rule 5635(d), our stockholders have approved the August 2024 Note Offering, including the potential issuance of additional notes pursuant to the August 2024 Securities Purchase Agreement, the potential issuance of any shares underlying any additional notes and the potential issuance of shares of Common Stock underlying the August 2024 Note that is equal to greater than 19.99% of the issued and outstanding shares of Common Stock prior to the closing of the August 2024 Note Offering.

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Nasdaq

Pursuant to the August 2024 Note, and in order to comply with Nasdaq Listing Rule 5635(d), any potential issuance of shares of Common Stock as a result of the conversion of the August 2024 Note that is equal to greater than 19.99% of the issued and outstanding shares of Common Stock prior to the closing of the August 2024 Note Offering and at less than the “Minimum Price” will require shareholder approval. In addition, if Nasdaq makes the determination that the August 2024 Offering needs to be aggregated with the First July 2024 Note Offering, the Second July 2024 Note Offering and the Offering into one integrated transaction, then our stockholders will need to approve the August 2024 Note Offering, including any issuance of additional notes pursuant to the August 2024 Securities Purchase Agreement.

The terms of the August 2024 Note provide that in the event of default under the August 2024 Note, the purchaser may convert the outstanding unpaid principal amount of the August 2024 Note into restricted shares of our common stock at a discount of 25% of the market price. Nasdaq Listing Rule 5635(d) states that future priced securities must contain a conversion cap or include a mechanism to limit the conversion price to a floor price equal to at least the “Minimum Price” in order to avoid the requirement to obtain shareholder approval prior to the issuance of the shares underlying the future priced security. Since the August 2024 Note contains a conversion cap of 19.99%, in the event of default of the August 2024 Note, the purchaser will be able to convert part or all of the outstanding balance of the August 2024 Note up to the conversion cap unless our stockholders approve the potential issuance of shares of Common Stock equal to greater than 19.99% of the issued and outstanding shares of Common Stock prior to the closing of the August 2024 Note Offering. In addition, if Nasdaq integrates the offerings, then the purchaser will not be able to convert the August 2024 Note and we will not be able to issue any additional notes pursuant to the 2024 August Securities Purchase Agreement until stockholder approval is obtained.

Dissenters’ Rights of Appraisal

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with regard to the approval of the Offering.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of the common stock by (i) our directors and named executive officers; (ii) all the named executives and directors as a group and (iii) any other person or group that to our knowledge beneficially owns more than five percent of our outstanding shares of common stock.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of September 9, 2024, are deemed to be outstanding and beneficially owned by the person holding the options. Shares issuable pursuant to stock options or warrants are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below will have sole voting and investment power with respect to all shares of common stock that they will beneficially own, subject to applicable community property laws. The percentage of beneficial ownership is based on 31,636,751 shares of common stock outstanding on September 9, 2024.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	%
Directors and Named Executive Officers of the Company
Tie (James) Li (Chairman, Chief Executive Officer and Director)	6,392,748	20.2%
Zhiyi (Jonathan) Zhang(2) (President and Director)	5,591,393	17.7%
Varto Doudakian(2) (Vice President)	2,164,885	6.8%
David Sherman (Director)	20,000	* %
Jon Montgomery (Director)	5,000	* %
All Directors and Executive Officers of the Company as a Group (6 Individuals)	14,174,026	44.87%

5%+ Holders
Wei Yang(3)	3,857,662	12.2%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the individuals is c/o Nature’s Miracle Holding Inc., 3281 E. Guasti Road, Suite 175, Ontario, CA 91761.
(2)	The business address of each of the individuals is 3281 E. Guasti Road, Suite 175, Ontario, CA 91761.
(3)	The business address of Wei Yang is 5680 Grove Ave, Delta, BC, Canada V4K 2A9.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been our officer or director, or to our knowledge, any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon. None of our directors opposed the actions to be taken by the Company.

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the public reference rooms by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet website that contains reports and other information about issuers that file electronically with the SEC. The address of that website is www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 3281 E. Guasti Road, Suite 175, Ontario, CA 91761.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the shareholders of the Company only for information purposes in connection with the Majority Shareholders’ approval of the Approval of Certificate of Incorporation Amendment for Split, the Approval of Warrant Amendment, the Approval of July 2024 Underwritten Offering, the Approval of July 2024 Private Placements and the Approval of August 2024 Private Placement, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the SEC. Such reports and other information and a copy of the registration statement and the exhibits and schedules that were filed with the registration statement may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the web site is www.sec.gov.

By Order of the Board of Directors,

/s/ Tie (James) Li
Tie (James) Li Chairman of the Board of Directors
September 9, 2024

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Annex A

FORM OF AMENDMENT TO Amended and restated CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

NATURE’S MIRACLE HOLDING INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Nature’s Miracle Holding Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Nature’s Miracle Holding Inc., resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation (the “Certificate of Incorporation”), declaring said amendments to be advisable. The resolution setting forth the proposed amendment is as follows:

“RESOLVED, that the Certificate of Incorporation of this corporation be amended by adding the following to Article Fourth:

C. Reverse Stock Split1. Effective as of 12:01 a.m. Eastern Time on August [*], 2024 (the “Effective Time”), each ____2 shares of the Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and shall be rounded up to a whole share. The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the elimination of fractional interests set forth above.”

SECOND: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed on August [*], 2024.

By:	/s/
Name:	Tie (James) Li
Title:	Chief Executive Officer

1	The Board of Directors has the discretion to file the Certificate of Amendment with the Secretary of State of the state of Delaware without this provision.
2	The Board of Directors will have the discretion to effect the Reverse Stock Split at a ratio of any whole number between 1-for-2 and 1-for-30.

A-1

Annex B

FORM OF AMENDMENT TO COMMON STOCK PURCHASE SERIES A WARRANT

THIS AMENDMENT TO COMMON STOCK PURCHASE SERIES A WARRANT (this “Amendment”) is entered into and made effective as of [*], 2024, by and between NATURE’S MIRACLE HOLDING INC., a Delaware corporation (“Company”), and the undersigned holder (the “Holder”) of the original Common Stock Purchase Series A warrant dated as of July 29, 2024, as set forth on the signature page hereto (the “Warrant”).  Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to them in the Warrant.

WHEREAS, in connection with the Company issued to the Holder the Warrant which entitles the Holder to purchase shares of the common stock, par value $0.0001 per share, of the Company (“Common Stock”);

WHEREAS, the Company and the Holder desire to amend certain terms of the Warrant to provide that the Warrant may only be exercised upon the stockholders of the Company approving the offering that was consummated on July 29, 2024, including approving the potential issuance of the shares of Common Stock underlying the Warrants and the adjustment terms of the Warrants, and to modify the floor price of the Warrant in order to comply with the rules and regulations of The Nasdaq Stock Market LLC.

1.	Amendments.

(a) The first sentence of Section 2(a) of the Warrant is hereby amended and restated in its entirety as follows:

“Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the date (the “Initial Exercise Date”) that the stockholders of the Company approves the offering that was consummated on July 29, 2024 (the “July 2024 Offering”), including the approval of the potential issuance of the shares of Common Stock underlying this Warrant and all other warrants issued in connection with the July 2024 Offering, and the approval of the adjustment terms in this Warrant and all other warrants issued in connection with the July 2024 Offering, and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”).”

(b) Section 3(b) of the Warrant is hereby amended and restated in its entirety as follows:

“(b) Adjustment Upon Issuance of Shares of Common Stock. If and whenever on or after the Initial Exercise Date, the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or in accordance with this Section 3 is deemed to have granted, issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities granted, issued or sold or deemed to have been granted, issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such granting, issuance or sale or deemed granting issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price provided that the New Issuance Price shall not be less than $0.10 (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Underwriting Agreement). For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and the New Issuance Price under this Section 3(b)), the following shall be applicable.”

2. Terms of the Warrant. Except as explicitly amended or modified hereunder, the terms of the Warrant shall remain in full force and effect.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law principles.

4. Severability. If any provision of this Amendment is deemed to be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

5. Conflicts. In the event of any conflict or inconsistency between the terms of this Amendment and the Warrant, the terms of this Amendment shall govern and control.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[Signature page follows]

B-1

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date first written above.

COMPANY

NATURE’S MIRACLE HOLDING INC.,
a Delaware corporation

By:
Name:
Title:

HOLDER

[*]

By:
Name:
Title:

B-2

Annex C

COMMON STOCK PURCHASE SERIES A WARRANT

NATURE’S MIRACLE HOLDING INC.

Warrant Shares:_______________	Initial Exercise Date: July 29, 2024

THIS COMMON STOCK PURCHASE SERIES A WARRANT (“Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on July 29, 2029 (the “Termination Date”) but not thereafter, to purchase from Nature’s Miracle Holding Inc., a Delaware corporation (the “Company”), up to ______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 3) of shares of Common Stock (other than rights of the type described in Sections 3(c) - 3(e) hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Alternate Consideration” shall have the meaning ascribed to such term in Section 4.

“Attribution Parties” shall have the meaning ascribed to such term in Section 2(e).

“Beneficial Ownership Limitation” shall have the meaning ascribed to such term in Section 2(e).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (“Bloomberg”) (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Black Scholes Value” shall have the meaning ascribed to such term in Section 3(e).

“Bloomberg” shall have the meaning ascribed to such term in definition of “Bid Price.”

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Buy-In” shall have the meaning ascribed to such term in Section 2(d)(iv).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning ascribed to such term in the Preamble.

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“Distribution” shall have the meaning ascribed to such term in Section 3(d).

“DWAC” shall have the meaning ascribed to such term in Section 2(d)(i).

“Effective Date” means the date the Registration Statement is effective under the Securities Act.

“Exercise Price” shall have the meaning ascribed to such term in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Securities” means (a) shares of Common Stock, options, restricted stock units or other equity-based awards to employees, officers or directors of the Company or its subsidiaries pursuant to any compensation plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) (i) securities issued or issuable upon the exercise or exchange of or conversion of any securities issued pursuant to the Registration Statement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the Effective Date, provided that such securities have not been amended since the Effective Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities and; (ii) dividends in the form of Common Stock that are required to be paid pursuant to agreements existing on the Effective Date, provided that such securities and agreements have not been amended since the Initial Exercise Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions (including, without limitation, joint venture, co-marketing, co-development or other collaboration agreements) and the payment of contractor invoices in the ordinary course of business, each approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144 promulgated under the Securities Act), and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Fundamental Transaction” shall have the meaning ascribed to such term in Section 4.

“Holder” shall have the meaning ascribed to such term in the Preamble.

“Initial Exercise Date” shall have the meaning ascribed to such term in the Preamble.

“Notice of Exercise” shall have the meaning ascribed to such term in Section 2(a).

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Rights” shall have the meaning ascribed to such term in Section 3(c).

“Registration Statement” means the Company’s registration statement on Form S-1 (File No. 333-280066).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Standard Settlement Period” shall have the meaning ascribed to such term in Section 2(d)(i).

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Successor Entity” shall have the meaning ascribed to such term in Section 4.

“Termination Date” shall have the meaning ascribed to such term in the Preamble.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, with a mailing address of 1 State St 30th floor, New York, NY 10004, and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrant Register” shall have the meaning ascribed to such term in Section 4(c).

“Warrant Share Delivery Date” shall have the meaning ascribed to such term in Section 2(d)(i).

“Warrant Shares” shall have the meaning ascribed to such term in the Preamble.

“Warrants” means this Warrant and other Common Stock purchase warrants issued by the Company pursuant to the Registration Statement.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.24, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the Fast Automated Securities Transfer Program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to The Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Adjustment Upon Issuance of Shares of Common Stock. If and whenever on or after the Initial Exercise Date, the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or in accordance with this Section 3 is deemed to have granted, issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities granted, issued or sold or deemed to have been granted, issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such granting, issuance or sale or deemed granting issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price provided that the New Issuance Price shall not be less than $0.05 (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Underwriting Agreement). For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and the New Issuance Price under this Section 3(b)), the following shall be applicable.

(i) Issuance of Options. If the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3(b)(i), the “lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells (or enters into any agreement to issue or sell) any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale (or the time of execution of such agreement to issue or sell, as applicable) of such Convertible Securities for such price per share. For the purposes of this Section 3(b)(ii), the “lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale (or pursuant to the agreement to issue or sell, as applicable) of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale (or the agreement to issue or sell, as applicable) of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(b), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 3(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b)(iii), if the terms of any Option or Convertible Security (including, without limitation, any Option or Convertible Security that was outstanding as of the Initial Exercise Date) are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(iv) Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Holder, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities” and together with the Primary Security, each a “Unit”), together comprising one integrated transaction, the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be the lower of (x) the purchase price of such Unit, (y) if such Primary Security is an Option and/or Convertible Security, the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise or conversion of the Primary Security in accordance with Sections 3(b)(i) or 3(b)(ii) above and (z) the lowest VWAP of the Common Stock on any Trading Day during the five (5) Trading Day period (the “Adjustment Period”) immediately following the public announcement of such Dilutive Issuance (for the avoidance of doubt, if such public announcement is released prior to the opening of the principal Trading Market of the Common Stock on a Trading Day, such Trading Day shall be the first Trading Day in such five Trading Day period and if this Warrant is exercised, on any given Exercise Date during any such Adjustment Period, solely with respect to such portion of this Warrant converted on such applicable Exercise Date, such applicable Adjustment Period shall be deemed to have ended on, and included, the Trading Day immediately prior to such Exercise Date). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.

Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within thirty (30) days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable contemplated Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the historical volatility function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(d), (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within five (5) Business Days of the Holder’s election (or, if later, on the date of consummation of the Fundamental Transaction).

The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(d) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

h) Voluntary Adjustment by Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors.

Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 858 N Central Ave, Upland, CA 91786. Attention: Tie (James) Li, Chief Executive Officer, email address: james.li@nature-miracle.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder, on the other hand.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

NATURE’S MIRACLE HOLDING INC.

By:
	Name:	Tie (James) Li
	Title:	Chief Executive Officer

Signature Page to Common Stock Purchase Warrant

EXHIBIT A

NOTICE OF EXERCISE

To: NATURE’S MIRACLE HOLDING INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐  if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated:	_______________ __, ____________________

Holder’s Signature:

Holder’s Address:

Annex D

UNDERWRITING AGREEMENT

between

NATURE’S MIRACLE HOLDING INC

and

EF HUTTON LLC

NATURE’S MIRACLE HOLDING INC

UNDERWRITING AGREEMENT

New York, New York

July 25, 2024

EF Hutton LLC

590 Madison Avenue, 39th Floor

New York, New York 10022

Ladies and Gentlemen:

The undersigned, Nature’s Miracle Holding Inc, a corporation formed under the laws of the State of Delaware (collectively with its subsidiaries and affiliates, including, without limitation, all entities disclosed or described in the Registration Statement (as hereinafter defined) as being subsidiaries, the “Company”), hereby confirms its agreement (this “Agreement”) with EF Hutton LLC (hereinafter referred to as “you” (including its correlatives) acting as the sole underwriter (the “Underwriter”), as follows:

1. PURCHASE AND SALE OF SHARES.

1.1. Firm Securities.

1.1.1. Nature and Purchase of Firm Securities.

(i) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter an aggregate of 5,000,000 units, (each, a “Unit” and collectively, the “Units”), with each Unit comprised of (i) one share of Common Stock (the “Common Stock”) of the Company, par value $0.0001 per share (the “Firm Shares”) and (ii) one warrant in the form of Exhibit A to purchase one share of Common Stock at an exercise price of $0.24 per share (100% of the offering price per Unit) (the “Firm Warrants”).

(ii) The purchase price for one Unit shall be $0.24. The Units are to be offered initially to the public at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1 hereof). The purchase price for each Unit will be allocated at $0.23 per Firm Share and $0.01 per Firm Warrant.

(iii) To the extent that the purchase of Firm Shares would cause the beneficial ownership of a purchaser in the Offering, together with its affiliates and certain related parties, to exceed 4.99% (or, at the election of the purchaser, 9.99%) of the outstanding shares of Common Stock, the Company agrees to issue the Underwriter, for delivery to such purchasers, at the election of the purchasers, a number of shares of pre-funded Units (the “Firm Pre-Funded Units”, together with the Units, the “Closing Units”). Each Firm Pre-Funded Unit consists of: (i) one pre-funded warrant exercisable for one share of Common Stock in the form of Exhibit B (the “Firm Pre-Funded Warrant” and collectively with the Firm Shares and Firm Warrants, the “Firm Securities”) and (ii) one Firm Warrant.

(iv) The purchase price of each Pre-Funded Unit will be equal to the price per Unit being sold in the Offering, minus $0.0001, and the exercise price of each Pre-Funded Warrant included in the Pre-Funded Unit will be $0.0001 per share. The purchase price for each Pre-Funded Unit will be allocated as $0.2299 per Pre-Funded Warrant and $0.01 per Firm Warrant.

1.1.2. Payment and Delivery of Securities.

(i) Delivery and payment for the Units and/or Pre-Funded Units shall be made at 10:00 a.m., Eastern time, on the first (1st) Business Day following the effective date (the “Effective Date”) of the Registration Statement (as defined in Section 2.1.1 below) (or the second (2nd) Business Day following the Effective Date if the Registration Statement is declared effective after 4:01 p.m., Eastern time) or at such earlier or later time as shall be agreed upon by the Underwriter and the Company, at the offices of Lucosky Brookman LLP, 10 Wood Avenue South, 5th Floor, Woodbridge, NJ 08830, Attn. Joseph Lucosky (“Underwriter’s Counsel”), or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Underwriter and the Company. The hour and date of delivery and payment for Units and/or Pre-Funded Units (as applicable) is called the “Closing Date.”

(ii) Payment for the Units and/or Pre-Funded Units shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Underwriter) representing the Units and/or Pre-Funded Units (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriter. The Units and/or Pre-Funded Units shall be registered in such name or names and in such authorized denominations as the Underwriter may request in writing at least one (1) Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Units and/or Pre-Funded Units except upon tender of payment by the Underwriter for all of the Units and/or Pre-Funded Units. The term “Business Day” means any day other than Saturday, Sunday, or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(iii) The Closing Units have no stand-alone rights or obligations and will not be certificated or issued as stand-alone securities. The Firm Shares, the Firm Pre-Funded Warrants, and the Firm Warrants, as the case may be, comprising the Closing Units are immediately separable and will be issued separately at the Closing.

1.2. Over-allotment Option.

1.2.1. Option Securities. For the purposes of covering any over-allotments in connection with the distribution and sale of the Units, the Company hereby grants to the Underwriter an option (the “Over-allotment Option”) to purchase up to 750,000 shares of Common Stock (15% of the Firm Shares sold as part of the Units in this Offering) at a purchase price per share of $0.23 (100% of the public offering price allocated to each Firm Share)(the “Option Shares” and together with the Firm Shares, the “Shares”) and/or 750,000 Firm Warrants to subscribe for an aggregate of 750,000 shares of Common Stock (15% of the Firm Warrants sold as part of the Units and/or Pre-Funded Units in this offering) at an exercise price of $0.24 (100% of the offering price per Unit) (the “Option Warrants”) and/or nil Pre-Funded Warrants to subscribe for up to nil shares of Common Stock at a price of $0.2299 (100% of the public offering price allocated to each Firm Share less $0.0001) and the remaining non pre-funded exercise price of each Pre-Funded Warrant will be $0.0001 per share (“Option Pre-Funded Warrant”, and together with the Firm Warrants and Option Warrants, the “Warrants”), which may be purchased in any combination of Option Shares and/or the Option Warrants. The Common Stock issuable upon exercise of the Warrants are hereinafter referred to as the “Warrant Shares”. The Option Shares, Option Pre-Funded Warrants and the Option Warrants are collectively referred to as the “Option Securities”. The Firm Securities and the Option Securities are collectively referred to as the “Public Securities.” The offering and sale of the Public Securities is herein referred to as the “Offering.”

1.2.2. Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Underwriter as to all (at any time) or any part (from time to time) of the Option Securities within forty-five (45) days after the Effective Date. The Underwriter shall not be under any obligation to purchase any Option Securities prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Underwriter, which must be confirmed in writing by overnight mail or facsimile or other electronic transmission setting forth the number of Option Shares and accompanying Option Warrants to be purchased and the date and time for delivery of and, where relevant, the payment for the Option Shares and/or the pre-funded exercise price for the Pre-Funded Option Warrants (each, an “Option Closing Date”), which shall not be later than one (1) Business Day after the date of the notice or such other time as shall be agreed upon by the Company and the Underwriter, at the offices of Underwriter’s Counsel or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Underwriter. If such delivery and, where relevant, payment for the Option Shares and/or the pre-funded exercise price for the pre-funded Option Warrants does not occur on the Closing Date, each Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Option Securities, subject to the terms and conditions set forth herein, the Underwriter will become obligated to purchase, the number of Option Securities specified in such notice.

1.2.3. Payment and Delivery. Payment for the Option Securities and payment of the pre-funded exercise price for the Pre-Funded Warrants to be delivered in respect of the Over-allotment Option shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery to you of certificates (in form and substance satisfactory to the Underwriter) representing the Option Securities (or through the facilities of DTC) for the account of the Underwriter. The Option Securities shall be registered in such name or names and in such authorized denominations as the Underwriter may request in writing at least one (1) Business Day prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Securities and/or relevant Pre-Funded Warrants except upon tender of payment by the Underwriter for applicable Option Securities and/or pre-funded exercise price in respect of the relevant Pre-Funded Warrants.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Underwriter as of the Applicable Time (as defined below), as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1. Filing of Registration Statement.

2.1.1. Pursuant to the Securities Act. The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333-280066), including any related prospectus or prospectuses, for the registration of the Public Securities under the Securities Act of 1933, as amended (the “Securities Act”). Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus included in the registration statement, financial statements, schedules, exhibits, and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A (the “Rule 430A Information”) of the rules and regulations of the Commission promulgated thereunder (the “Securities Act Regulations”), is referred to herein as the ”Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement has been declared effective by the Commission on the date hereof.

Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, dated July 22, 2024, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriter for use in the Offering, that includes the Rule 430A Information, is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

“Applicable Time” means 5:00 p.m., Eastern time, on the date of this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Public Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Public Securities or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule 2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, the Pricing Prospectus and the information included on Schedule 1 hereto, all considered together.

2.1.2. Pursuant to the Exchange Act. The registration of the Common Stock pursuant to Section 12(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is effective. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

2.2. Stock Exchange Listing. The Common Stock and the Warrant Shares been approved for listing on The Nasdaq Capital Market (the “Exchange”), and the Company has taken no action designed to, or likely to have the effect of, delisting the Common Stock or the Warrant Shares from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or as set forth in reports filed by the Company with the Commission.

2.3. No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

2.4. Disclosures in Registration Statement.

2.4.1. Compliance with Securities Act and 10b-5 Representation.

(i) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriter for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s EDGAR filing system (“EDGAR”), except to the extent permitted by Regulation S-T promulgated under the Securities Act (“Regulation S-T”).

(ii) Neither the Registration Statement nor any amendment thereto, at its effective time, as of the Applicable Time, at the Closing Date or at any Option Closing Date (if any), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii) The Pricing Disclosure Package, as of the Applicable Time, at the Closing Date or at any Option Closing Date (if any), did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus hereto does not conflict in any material respect with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriter expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the following disclosure contained in the “Underwriting” section of the Prospectus: the name of the Underwriter, the information in the second paragraph under the subheading titled “Discounts, Commissions and Expenses” and the information under the subheadings titled “Price Stabilization, Short Positions, and Penalty Bids” and “Electronic Distribution” (the “Underwriter’s Information”).

(iv) Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at any Option Closing Date, included, includes, or will include an untrue statement of a material fact or omitted, omits, or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriter’s Information.

2.4.1. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package and, the Prospectus, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Except as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder except for such defaults that would not reasonably be expected to result in a Material Adverse Change (as defined in Section 2.5.1 below). To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order, or decree of any governmental or regulatory agency, authority, body, entity or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations, that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change as defined in Section 2.5.1 below.

2.4.3. Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus of filings made by the Company with the Commission.

2.4.4. Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign laws, rules and regulations relating to the Offering and the Company’s business as currently conducted or contemplated are correct and complete in all material respects and no other such laws, rules, or regulations are required under the Securities Act and the Securities Act Regulations to be disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus which are not so disclosed.

2.4.5. No Other Distribution of Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, and other materials, if any, permitted under the Securities Act and consistent with Section 3.2 below.

2.5. Changes After Dates in Registration Statement.

2.5.1. No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company or its Subsidiaries taken as a whole, nor to the Company’s knowledge, any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets, or prospects of the Company or its Subsidiaries taken as a whole (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company or its Subsidiaries, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

2.5.2. Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.6. Disclosures in Commission Filings. None of the Company’s filings with, or other documents furnished to, the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriter’s Information. The Company has made all filings with the Commission required under the Exchange Act and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act Regulations”).

2.7. Independent Accountant. To the knowledge of the Company, WWC, P.C. (the “Auditor”) whose reports are filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package, and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. The Auditors have not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.8. Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, fairly present in all material respects the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (”GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package, or the Prospectus under the Securities Act or the Securities Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Securities Act Regulations and present fairly in all material respects the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Pricing Disclosure Package, or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package, and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, (a) since the date of the last balance sheet included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, neither the Company nor any of its direct and indirect subsidiaries, including each entity disclosed or described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus as being a subsidiary of the Company (each, a “Subsidiary” and, collectively, the “Subsidiaries”), has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company or any of its Subsidiaries, or, other than in the ordinary course of business, any grants under any stock compensation plan, and (d) there has not been any material adverse change in the Company’s long-term or short-term debt. The Company represents that it has no direct or indirect subsidiaries other than those listed in Exhibit 21.1 to the Registration Statement.

2.9. Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the duly authorized, issued, and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company will have on the Closing Date the adjusted capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package, and the Prospectus, on the Effective Date, as of the Applicable Time and on the Closing Date and any Option Closing Date, there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock of the Company or any security convertible or exercisable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell Common Stock or any such options, warrants, rights, or convertible securities.

2.10. Valid Issuance of Securities, etc.

2.10.1. Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or the ability to force the Company or any of its Subsidiaries to repurchase such securities with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights, rights of first refusal, or rights of participation of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized shares of Common Stock, preferred shares, and any other securities outstanding or to be outstanding upon consummation of the Offering conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package, and the Prospectus. The offers and sales of the outstanding shares of Common Stock, options, warrants, and other outstanding securities convertible into or exercisable for shares of Common Stock, were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares of Common Stock, exempt from such registration requirements. The description of the Company’s stock option, stock bonus, and other related plans or arrangements, and options and/or other rights granted thereunder, as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, accurately and fairly present, in all material respects, the information required to be shown with respect to such plans, arrangements, options, and rights.

2.10.2. Securities Sold Pursuant to this Agreement. The Public Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid, and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Public Securities are and will be free from all preemptive rights of any holders of any security of the Company, or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance, and sale of the Public Securities has been duly and validly taken.

2.11. Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus or reports filed by the Company with the Commission, no holders of any securities of the Company or any options, warrants, rights, or other securities exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in the Registration Statement or any other registration statement to be filed by the Company.

2.12. Validity and Binding Effect of Agreements. The execution, delivery, and performance of this Agreement and Warrants have been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.13. No Conflicts, etc. The execution, delivery, and performance by the Company of this Agreement, and Warrants, and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination, or imposition of any lien, charge, or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, or any other agreement or instrument to which the Company is a party or as to which any property of the Company is a party except breaches, conflicts, or defaults that would not reasonably be expected to result in a Material Adverse Change; (ii) result in any violation of the provisions of the Company’s Articles of Incorporation (as the same have been amended or restated from time to time, the “Charter”) or the bylaws of the Company; or (iii) violate in any material respect any existing applicable law, rule, regulation, judgment, order, or decree of any Governmental Entity as of the date hereof having jurisdiction over the Company.

2.14. No Defaults; Violations. Except as set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, no default exists in the due performance and observance of any term, covenant, or condition of any license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject except for any such default that would not be reasonably expected to result in a Material Adverse Change. The Company is not in violation of any term or provision of its Charter or bylaws, or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment, or decree of any Governmental Entity, except for such violations that would not be reasonably expected to result in a Material Adverse Change.

2.15. Corporate Power; Licenses; Consents.

2.15.1. Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company has all requisite corporate power and authority, and has all consents, authorizations, approvals, licenses, certificates, clearances, permits, and orders and supplements and amendments thereto (collectively, “Authorizations”) of and from all Governmental Entities that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for such Authorizations, the absence of which would reasonably be expected to have a Material Adverse Change.

2.15.2. Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all Authorizations required in connection therewith have been obtained. No Authorizations of, and no filing with, any Governmental Entity, the Exchange, or another body is required for the valid issuance, sale, and delivery of the Public Securities and the consummation of the transactions and agreements contemplated by this Agreement and as contemplated by the Registration Statement, the Pricing Disclosure Package, and the Prospectus, except with respect to applicable Securities Act Regulations, state securities laws, and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and any required Nasdaq notification filing.

2.16. D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Insiders as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus provided to the Underwriter, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

2.17. Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation, or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, filings made by the Company with the Commission or in connection with the Company’s listing application for the listing of the Common Stock on the Exchange.

2.18. Good Standing. The Company has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of the State of Delaware as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

2.19. Insurance. The Company carries or is entitled to the benefits of insurance (including, without limitation, as to directors and officers insurance coverage), with reputable insurers, in such amounts and covering such risks which the Company believes are adequate as are customary for companies engaged in similar business, and to the Company’s knowledge all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Change.

2.20. Transactions Affecting Disclosure to FINRA.

2.20.1. Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, there are no claims, payments, arrangements, agreements, or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Public Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Underwriter’s compensation, as determined by FINRA.

2.20.2. Payments Within Twelve (12) Months. Except as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company has not made any direct or indirect payments in connection with the Offering (in cash, securities, or otherwise) to: (i) any person, as a finder’s fee, consulting fee, or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the Effective Date, other than the payment to the Underwriter as provided hereunder in connection with the Offering.

2.20.3. Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

2.20.4. FINRA Affiliation. To the Company’s knowledge, there is no (i) officer or director of the Company, (ii)  beneficial owner of ten percent (10%) or more of any class of the Company’s securities, or (iii) beneficial owner of the Company’s unregistered equity securities which were acquired during the one hundred eighty (180)-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

2.20.5. Information. All information provided by the Company in its FINRA questionnaire to Underwriter Counsel specifically for use by Underwriter Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct, and complete in all material respects.

2.21. Foreign Corrupt Practices Act. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee, or affiliate of the Company and its Subsidiaries or any other person acting on behalf of, and with authority from, the Company and its Subsidiaries, has, directly or indirectly, given or agreed to give any money, gift, or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee, or agent of a customer or supplier, or official or employee of any Governmental Entity (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal, or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change, or (iii) if not continued in the future, might adversely affect the assets, business, operations, or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.22. Compliance with OFAC. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee, or affiliate of the Company and its Subsidiaries or any other person acting on behalf of, and with authority from, the Company and its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.23. Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit, or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.24. Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you or to Underwriter’s Counsel on the Closing Date or on the Option Closing Date shall be deemed a representation and warranty by the Company to the Underwrite as to the matters covered thereby.

2.25. Lock-Up Agreements. Schedule 3 hereto contains a complete and accurate list of the Company’s officers, directors and each owner of 5% or more of the Company’s outstanding shares of Common Stock (or securities convertible or exercisable into Common Stock) (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Underwriter an executed Lock-Up Agreement, in a form substantially similar to that attached hereto as Exhibit C (the “Lock-Up Agreement”), prior to the execution of this Agreement.

2.26. Subsidiaries. All direct and indirect Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business, or operations of the Company taken as a whole. The Company’s ownership and control of each Subsidiary is as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus.

2.27. Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus that have not been described as required under the Securities Act and the Securities Act Regulations.

2.28. Board of Directors. The Board of Directors of the Company is comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the Exchange.

2.29. Sarbanes-Oxley Compliance.

2.29.1. Disclosure Controls. Except as disclosed in the reports that the Company files with the Commission, of reports that the Company files with the Commission, the Company has developed and currently maintains disclosure controls and procedures that comply in all material respects with Rule 13a-15 or 15d-15 under the Exchange Act Regulations, and except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, or the reports that Company files with the Commission, such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

2.29.2. Compliance. The Company is and at the Applicable Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and has taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

2.30. Accounting Controls. Except as disclosed in the reports that the Company files with the Commission, the Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply in all material respects with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus or the reports that the Company files with the Commission, the Company is not aware of any material weaknesses in its internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

2.31. No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

2.32. No Labor Disputes. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent. The Company is not aware that any officer, key employee, or significant group of employees of the Company plans to terminate employment with the Company.

2.33. Intellectual Property Rights. The Company and each of its Subsidiaries owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets, and similar rights (“Intellectual Property Rights”) and necessary for the conduct of the business of the Company and each of its Subsidiaries as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus. To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement, fee, or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change: (A) to the knowledge of the Company, there is no infringement, misappropriation, or violation by third parties of any of the Intellectual Property Rights owned by the Company; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding, or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others that the Company infringes, misappropriates, or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; and (E) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company is not a party to or bound by any options, licenses, or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus and are not described therein. The Registration Statement, the Pricing Disclosure Package, and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors, or employees, or otherwise in violation of the rights of any persons.

2.34.       Taxes. Each of the Company and its Subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Each of the Company and its Subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective Subsidiary except those that are being contested in good faith or as would not have, individually or in the aggregate, result in a Material Adverse Change. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriter, (i) no material issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries. To the Company’s knowledge, there are no tax liens against the assets, properties, or business of the Company or its Subsidiaries. The term “taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

2.35. ERISA Compliance. The Company and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates. No “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

2.36. Compliance with Laws. Each of the Company and each Subsidiary: (A) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the business of the Company as currently conducted (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any warning letter, untitled letter, or other correspondence or notice from any Governmental Entity alleging or asserting noncompliance with any Applicable Laws or any Authorizations; (C) possesses all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations, except where the invalidity of such Authorizations or the failure of such Authorizations to be in full force and effect would not result in a Material Adverse Change; (D) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration, or other action from any Governmental Entity or third party alleging that any activity conducted by the Company is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation, or proceeding; (E) has not received notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify, or revoke any Authorizations and has no knowledge that any such Governmental Entity is considering such action; and (F) has filed, obtained, maintained, or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions, and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission), except where the failure to be so in compliance would not, individually or in the aggregate, result in a Material Adverse Change.

2.37. [Reserved].

2.38. Environmental Laws. The Company is in compliance with all foreign, federal, state, and local rules, laws, and regulations relating to the use, treatment, storage, and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”), except where the failure to comply would not, singularly or in the aggregate, result in a Material Adverse Change. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree, or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree, or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Change; and there has been no disposal, discharge, emission, or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Change. In the ordinary course of business, the Company conducts periodic reviews of the effect of Environmental Laws on its business and assets, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties, or compliance with Environmental Laws or governmental permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not have, singularly or in the aggregate, a Material Adverse Change.

2.39. Title to Property. Except as set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus or the reports the company files with the Commission, the Company and its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims, and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, are, to the Company’s knowledge, in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

2.40.   Contracts Affecting Capital. There are no transactions, arrangements, or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or its Subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been described or incorporated by reference as required.

2.41.   Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or its Subsidiaries to or for the benefit of any of the officers or directors of the Company, its Subsidiaries, or any of their respective family members, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.42.   Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the Effective Date and at the time of any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Public Securities and at the Effective Date, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

2.43.   Smaller Reporting Company. As of the time of filing of the Registration Statement, the Company was a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act Regulations.

2.44.   Industry Data. The statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package, and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

2.45.   Electronic Road Show. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) of the Securities Act Regulations such that no filing of any “road show” (as defined in Rule 433(h) of the Securities Act Regulations) is required in connection with the Offering.

2.46.   Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Public Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

2.47.   Dividends and Distributions. Except as disclosed in the Pricing Disclosure Package, Registration Statement, and the Prospectus, no Subsidiary of the Company is currently prohibited or restricted, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock (to the extent that any such prohibition or restriction on dividends and/or distributions would have a material effect to the Company), from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as may otherwise be provided in current loan or mortgage-related documents.

2.48.   Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package, or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.49.   Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

2.50.   Confidentiality and Non-Competition. To the Company’s knowledge, no director, officer, key employee, or consultant of the Company or any Subsidiary is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer (other than the Company) or prior employer that could materially affect his or her ability to be and act in his or her respective capacity of the Company or such Subsidiary or be expected to result in a Material Adverse Change.

2.51.   Corporate Records. The minute books of the Company have been made available to the Underwriter and Underwriter Counsel and such books (i) contain minutes of all material meetings and actions of the Board of Directors (including each board committee) and stockholders of the Company, and (ii) reflect all material transactions referred to in such minutes.

2.52.   Diligence Materials. The Company has provided to the Underwriter and Underwriter’s Counsel all materials required or necessary to respond in all material respects to the diligence request submitted to the Company or Company Counsel by the Underwriter.

2.53.   Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors, or stockholders (without the consent of the Underwriter) has taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Securities.

2.54.   As used in this Agreement, references to matters being “material” with respect to the Company shall mean a material event, change, condition, status, or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations, or results of operations of the Company either individually or taken as a whole, as the context requires.

2.55. As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company.

3. COVENANTS OF THE COMPANY.

The Company covenants and agrees as follows:

3.1.   Amendments to Registration Statement. The Company shall deliver to the Underwriter, at least one (1) Business Day (or such shorter time mutually agreed by the parties hereto) prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Underwriter shall reasonably object in writing.

3.2.   Federal Securities Laws.

3.2.1.   Compliance. The Company, subject to Section 3.2.2, shall comply with the requirements of Rule 430A of the Securities Act Regulations, and will notify the Underwriter promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of its receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement; or (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Public Securities. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its best efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

3.2.2.   Continued Compliance. The Company shall comply with the Securities Act, the Securities Act Regulations, the Exchange Act, and the Exchange Act Regulations so as to permit the completion of the distribution of the Public Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Public Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of Underwriter Counsel or Company Counsel, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser; or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Underwriter notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package, or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Underwriter with copies of any such amendment or supplement; and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Underwriter or Underwriter Counsel shall reasonably object. The Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request. The Company shall give the Underwriter notice of its intention to make any such filing from the Applicable Time until the later of the Closing Date and the exercise in full or expiration of the Over-allotment Option specified in Section 1.2 hereof and will furnish the Underwriter with copies of the related document(s) a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Underwriter or Underwriter Counsel shall reasonably object.

3.2.3.   Exchange Act Registration. For a period of three (3) years after the date of this Agreement, the Company shall use its reasonable best efforts to maintain the registration of the Common Stock s under the Exchange Act. For a period of two (2) years after the date of this Agreement, the Company shall not deregister the Common Stock under the Exchange Act without the prior written consent of the Underwriter.

3.2.4.   Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Underwriter, it shall not make any offer relating to the Public Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Underwriter shall be deemed to have consented to each Issuer General Use Free Writing Prospectus set forth in Schedule 2. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Underwriter as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending, and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriter and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement, or omission.

3.2.5.   Reserved.

3.3.   Delivery to the Underwriter of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Underwriter and Underwriter’s Counsel, without charge, conformed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) upon receipt of a written request therefor from such Underwriter. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.4.   Delivery to the Underwriter of Prospectuses. The Company has delivered or made available or will deliver or make available to the Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to the Underwriter, without charge, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.5.   Effectiveness and Events Requiring Notice to the Underwriter. The Company shall use its best efforts to cause the Registration Statement to remain effective with a current prospectus for at least nine (9) months after the Applicable Time, and shall notify the Underwriter promptly and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of Shares and Warrant Shares for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or the Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 3.5 that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package, or the Prospectus untrue or that requires the making of any changes in (a) the Registration Statement in order to make the statements therein not misleading, or (b) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall use its commercially reasonable efforts to obtain promptly the lifting of such order.

3.6.   Review of Financial Statements. For a period of three (3) years after the date of this Agreement, the Company, at its expense, shall cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the three fiscal quarters immediately preceding the announcement of any quarterly financial information.

3.7.   Listing. The Company shall use its reasonable best efforts to maintain the listing of the Securities on the Exchange until at least two (2) years after the date of this Agreement.

3.8.   Reserved.

3.9.   Reports to the Underwriter.

3.9.1.   Periodic Reports, etc. For a period of three (3) years after the date of this Agreement, the Company shall furnish or make available to the Underwriter copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish to the Underwriter: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K prepared and filed by the Company; (iv) a copy of each registration statement filed by the Company under the Securities Act; (v) a copy of each report or other communication furnished to stockholders; and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Underwriter may from time to time reasonably request. Documents filed with the Commission pursuant to its EDGAR system or press releases shall be deemed to have been delivered to the Underwriter pursuant to this Section 3.9.1. Any documents not filed with the Commission pursuant to its EDGAR system shall be delivered to miorio@efhutton.com, with a copy to swafalosky@efhutton.com.

3.9.2.   Transfer Agent; Transfer Sheets. For a period of three (3) years after the date of this Agreement, the Company shall retain a transfer agent and registrar acceptable to the Underwriter (the “Transfer Agent”) and shall furnish to the Underwriter at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Underwriter may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. Continental Stock Transfer & Trust Company is acceptable to the Underwriter to act as Transfer Agent for the Common Stock.

3.9.3.   Trading Reports. For a period of three (3) years after the date of this Agreement, during such time as any of the Public Securities are listed on the Exchange, the Company shall provide to the Underwriter, at the Company’s expense, such reports published by the Exchange relating to price trading of the Public Securities, as the Underwriter shall reasonably request.

3.10.   Payment of Expenses.

3.10.1.   General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses related to the Offering or otherwise incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Public Securities and with the Commission; (b) all Public Filing System filing fees associated with the review of the Offering by FINRA; (c) all fees and expenses relating to the listing of such Public Securities and on the Exchange and such other stock exchanges as the Company and the Underwriter together determine, including any fees charged by the DTC; (d) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors; (e) all fees, expenses and disbursements relating to the registration or qualification of the Public Securities under the “blue sky” securities laws of such states and other jurisdictions as the Underwriter may reasonably designate; (f) all fees, expenses and disbursements relating to the registration, qualification, or exemption of the Public Securities under the securities laws of such foreign jurisdictions as the Underwriter may reasonably designate; (g) the costs of all mailing and printing of the underwriting documents (including, without limitation, the Underwriting Agreement, any Blue Sky Surveys and, if appropriate, any Agreement Among Underwriter, Selected Dealers’ Agreement, Underwriter’s Questionnaire and Power of Attorney), Registration Statements, Prospectuses, and all amendments, supplements, and exhibits thereto and as many preliminary and final Prospectuses as the Underwriter may reasonably deem necessary; (h) the costs and expenses of a public relations firm; (i) the costs of preparing, printing, and delivering certificates representing the Public Securities; (j) fees and expenses of the transfer agent for the Common Stock; (k) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriter; (l) the costs associated with one set of bound volumes of the public offering materials as well as commemorative mementos and lucite tombstones, each of which the Company or its designee shall provide within a reasonable time after the Closing Date in such quantities as the Underwriter may reasonably request; (m) the fees and expenses of the Company’s accountants; (n) the fees and expenses of the Company’s legal counsel and other agents and representatives; (o) the fees and expenses of Underwriter’s Counsel; (p) the cost associated with the Underwriter’ use of Ipreo’s book-building, prospectus tracking and compliance software for the Offering; (q) to the extent approved by the Company in writing, the costs associated with post-Closing advertising the Offering in the national editions of the Wall Street Journal and New York Times; and (r) the Underwriter’s actual accountable expenses for the Offering, including, without limitation related to the “road show.” Notwithstanding the foregoing, the Company’s obligations to reimburse the Underwriter for any out-of-pocket expenses actually incurred as set forth in the preceding sentence shall not exceed One Hundred Thousand Dollars ($100,000) in the aggregate for legal fees and related expenses. Additionally, one percent (1.0%) of the gross proceeds of the Offering shall be provided to EF Hutton for nonaccountable expenses. The Underwriter may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriter, less any amounts advanced.

3.10.2. Tail Period. The Underwriter shall be entitled to a cash fee equal to seven percent (7.0%) of the gross proceeds received by the Company from the sale of any equity, debt and/or equity derivative instruments to any investor actually introduced to the Company by the Underwriter during the Engagement Period, in connection with any public or private financing or capital raise (each a “Tail Financing”), and such Tail Financing is consummated at any time during the Engagement Period or within the six (6) month period following the expiration or termination of the Engagement Period (the “Tail Period”), provided that such Tail Financing is by a party actually introduced to the Company in an offering in which the Company has direct knowledge of such party’s participation. Notwithstanding the foregoing, no fee shall be payable by the Company pursuant to this Section 3.10.2 if the Company terminates this Agreement for cause, which shall include the material failure of the Underwriter to provide underwriting services, as provided in FINRA Rule 5110(g)(5)(B).

“Engagement Period” means the period beginning on May 31, 2024 and ending 180 days thereafter.

3.12. Right of First Refusal. The Underwriter shall have the right of first refusal for six (6) months from the closing of this offering where the Company has received at least $3,000,000 to act as exclusive financial advisor in connection with any acquisition or other effort by the Company to obtain control, directly or indirectly, and whether in one or a series of transactions, of all or other significant portion of the assets or securities of a third party, or the sale or other transfer by the Company, whether in one or a series of transactions, of assets or securities, or any extraordinary corporate transaction or as sole bookrunning underwriter or sole placement agent, as the case may be, on any financing for the Company. In the event the Company advises the Underwriter that it desires to effect such financing, the Company and Underwriter will negotiate in good faith the terms of the Underwriter’s engagement in a separate agreement, which agreement would set forth, among other matters, compensation for the Underwriter based upon customary fees for the services provided. The Underwriter’s participation in any such financing will be subject to the approval of Underwriter’s internal committees and other conditions customary for such an undertaking. Notwithstanding the foregoing, no fee shall be payable by the Company pursuant to this Section 3.12 if the Company terminates this Agreement for cause which shall include the material failure of the Underwriter to provide underwriting services, as provided in FINRA Rule 5110(g)(5)(B).

3.13.   Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3.14.   Delivery of Earnings Statements to Security Holders. The Company shall make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth (15th) full calendar month following the date of this Agreement, an earnings statement (which need not be certified by an independent registered public accounting firm unless required by the Securities Act or the Securities Act Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Securities Act) covering a period of at least twelve (12) consecutive months beginning after the date of this Agreement.

3.15.   Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors, or stockholders has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization, or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Securities.

3.16.   Internal Controls. For a period of one (1) year after the date of this Agreement, the Company shall use its best efforts to maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.17.   Accountant. As of the date of this Agreement, the Company has retained an independent registered public accounting firm, as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board, reasonably acceptable to the Underwriter, and the Company shall continue to retain a nationally recognized independent registered public accounting firm for a period of at least three (3) years after the date of this Agreement. The Underwriter acknowledges that WWC, P.C. is acceptable to the Underwriter.

3.18.   FINRA. For a period of ninety (90) days from the later of the Closing Date or the Option Closing Date, the Company shall advise the Underwriter (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of ten percent (10%) or more of any class of the Company’s securities, or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the one hundred eighty (180) days immediately preceding the filing of the Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

3.19.   No Fiduciary Duties. The Company acknowledges and agrees that the Underwriter’s responsibility to the Company is solely contractual in nature and that none of the Underwriter or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

3.20.    Lock-Up Agreements of the Company, Management and Affiliate’s.. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Underwriter, it will not, for a period of one hundred eighty (180) days after the Closing of the Offering (the ”Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option, or contract to sell, grant any option, right, or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company other than a registration statement on Form  S-8; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit or senior credit facility with a traditional bank or other lending institution; or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), (iii), or (iv) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. Additionally, the Company’s directors and officers and any other holders of the outstanding Common Stock as of the effective date of the Registration Statement (and all holders of securities exercisable for or convertible into Common Stock) shall also be subject to the Lock-Up Period. The Company, its directors, officers and 5% holders of the Company’s Common Stock shall enter into lock-up agreements in the form of Exhibit C.

The restrictions contained in this Section 3.20 shall not apply to (i) the Public Securities and Warrant Shares to be sold hereunder; (ii) the issuance by the Company of shares of Common Stock upon the exercise of a stock option or warrant or the conversion of a security, in each case outstanding on the date hereof, provided that such options, warrants, and securities are disclosed in the Registration Statement, the Pricing Disclosure Package, or the Prospectus or reports filed by the Company with the Commission and have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price, or conversion price of such securities or to extend the term of such securities, (iii) the issuance of Common Stock as part of the purchase price in connection with the acquisitions or strategic transactions, provided such issuance is approved by the disinterested directors of the Company, or (iv) the issuance by the Company of any shares of Common Stock or standard options to purchase shares of Common Stock to directors, officers, or employees of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined below). “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase shares of Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such.

3.21.   Release of D&O Lock-up Period. If the Underwriter, in its sole discretion, agrees to release or waive the restrictions set forth in the Lock-Up Agreements described in Section 2.25 hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three (3) Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit D hereto through a major news service at least two (2) Business Days before the effective date of the release or waiver.

3.22.   Blue Sky Qualifications. The Company shall use its best efforts, in cooperation with the Underwriter, if necessary, to qualify the Public Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriter may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Public Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

3.23.   Reporting Requirements. The Company, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Public Securities as may be required under Rule 463 under the Securities Act Regulations.

3.24.   Press Releases. Prior to the Closing Date and any Option Closing Date, the Company shall not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial, or otherwise, or earnings, business affairs, or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Underwriter is notified), without the prior written consent of the Underwriter, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Underwriter, such press release or communication is required by law.

3.25.  Sarbanes-Oxley. For a period of one (1) year after the date of this Agreement, the Company shall at all times comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

3.26.   IRS Forms. If requested by the Underwriter, the Company shall deliver to the Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

4. CONDITIONS OF UNDERWRITER’S OBLIGATIONS.

The obligations of the Underwriter to purchase and pay for the Public Securities or the pre-funded exercise price of the Pre-Funded Warrants, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

4.1.   Regulatory Matters.

4.1.1.   Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement has become effective not later than 5:30 p.m., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Underwriter, and, at each of the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued and no proceedings for any of those purposes shall have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) under the Securities Act Regulations (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A under the Securities Act Regulations.

4.1.2.   FINRA Clearance. On or before the date of this Agreement, the Underwriter shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriter as described in the Registration Statement.

4.1.3.   Exchange Clearance. On the Closing Date, the Firm Shares and shares underlying the Firm Warrants shall have been approved for listing on the Exchange, subject only to official notice of issuance. On the Option Closing Date, the Option Shares and shares underlying the Option Warrants shall have been approved for listing on the Exchange, subject only to official notice of issuance.

4.2.   Company Counsel Matters.

4.2.1.   Closing Date Opinion of Counsel. On the Closing Date, the Underwriter shall have received the favorable opinion and negative assurance letter of Sichenzia Ross Ference Carmel LLP (“Company Counsel”), counsel to the Company, dated the Closing Date and addressed to the Underwriter, in form and substance satisfactory to the Underwriter.

4.2.2. Option Closing Date Opinions of Counsel. On the Option Closing Date, if any, the Underwriter shall have received the favorable opinion and negative assurance letter of Company Counsel listed in Section 4.2.1, dated the Option Closing Date, addressed to the Underwriter and in form and substance reasonably satisfactory to the Underwriter, confirming as of the Option Closing Date, the statements made by such counsel in its opinion delivered on the Closing Date.

4.3.   Comfort Letters.

4.3.1.   Comfort Letter. At the time this Agreement is executed the Underwriter shall have received a cold comfort letter from the Auditor containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Underwriter and in form and substance satisfactory in all respects to the Underwriter and to Underwriter’s Counsel from the Auditor, dated as of the date of this Agreement.

4.3.2.   Bring-down Comfort Letter. At each of the Closing Date and the Option Closing Date, if any, the Underwriter shall have received from the Auditor a letter, dated as of the Closing Date or the Option Closing Date, as applicable, to the effect that the Auditors reaffirms the statements made in the letter furnished pursuant to Section 4.3.1.

4.4.   Officers’ Certificates.

4.4.1.   Officers’ Certificate. The Company shall have furnished to the Underwriter a certificate, dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), of its Chief Executive Officer or President, and its Chief Financial Officer stating that on behalf of the Company and not in an individual capacity that (i) such officers have examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus, and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto after the Effective Date, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto after the Effective Date, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) to their knowledge after reasonable investigation, as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date), and (iii) there has not been, subsequent to the date of the most recent audited financial statements included in the Pricing Disclosure Package, a Material Adverse Change.

4.4.2.   Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Underwriter shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, certifying on behalf of the Company and not in an individual capacity: (i) that each of the Charter and Bylaws is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.5.   No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date, if any: (i) there shall have been no Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may reasonably be expected to cause a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6.  No Material Misstatement or Omission. The Underwriter shall not have discovered and disclosed to the Company on or prior to the Closing Date and any Option Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Underwriter Counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of Underwriter Counsel, is material or omits to state any fact which, in the opinion of Underwriter Counsel, is material and is necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

4.7.  Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Public Securities, the Registration Statement, the Pricing Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to Underwriter Counsel, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

4.8.  Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Underwriter executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 3 hereto.

4.10. Additional Documents. At the Closing Date and at each Option Closing Date (if any) Underwriter’s Counsel shall have been furnished with such documents and opinions as they may require for the purpose of enabling Underwriter Counsel to deliver an opinion to the Underwriter, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Public Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and Underwriter Counsel.

5. INDEMNIFICATION.

5.1.  Indemnification of the Underwriter.

5.1.1.   General. The Company shall indemnify and hold harmless the Underwriter, its affiliates and each of its and their respective directors, officers, members, employees, representatives, partners, shareholders, affiliates, counsel, and agents and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), against any and all loss, liability, claim, damage, and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus, the Prospectus, or any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Public Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Exchange, or any other national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Underwriter’s Information. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Pricing Disclosure Package, the indemnity agreement contained in this Section 5.1.1 shall not inure to the benefit of any Underwriter Indemnified Party to the extent that any loss, liability, claim, damage, or expense of such Underwriter Indemnified Party (a) is based on the Underwriter’s Information, (b) results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim, or damage at or prior to the written confirmation of sale of the Public Securities to such person as required by the Securities Act and the Securities Act Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.3 hereof, or (c) is found in a final, non-appealable judgment of a court of competent jurisdiction to have resulted primarily from the willful misconduct or gross negligence of such Underwriter Indemnified Party.

5.1.2.   Procedure. If any action is brought against an Underwriter Indemnified Party in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action and the Company shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of such Underwriter Indemnified Party) and payment of actual expenses. Such Underwriter Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter Indemnified Party unless (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company shall not have employed counsel to have charge of the defense of such action, or (iii) the action includes both the Company and the indemnified party as defendants and such indemnified party or parties shall have been advised by its counsel that there may be defenses available to it or them which are different from or additional to those available to the Company which makes it impossible or inadvisable for the Company and such indemnified party to be represented in the action by the same counsel (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Underwriter Indemnified Parties who are party to such action (in addition to local counsel) shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if any Underwriter Indemnified Party shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action, which approval shall not be unreasonably withheld.

5.2.   Indemnification of the Company. The Underwriter shall indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement, and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage, and expense described in the foregoing indemnity from the Company to the Underwriter, as incurred, but only with respect to such losses, liabilities, claims, damages, and expenses (or actions in respect thereof) which arise out of or are based upon untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package, or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, the Underwriter’s Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package, or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Underwriter by the provisions of Section 5.1.2. The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Public Securities or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any Issuer Free Writing Prospectus.

5.3.   Contribution.

5.3.1.   Contribution Rights. If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5.1 or 5.2 in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriter, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total proceeds from the Offering purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discount and commissions received by the Underwriter in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, on the one hand, and the Underwriter, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriter, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Underwriter for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriter’s Information. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 5.3.1 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation, or proceeding referred to above in this Section 5.3.1 shall be deemed to include, for purposes of this Section 5.3.1, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation, or proceeding. Notwithstanding the provisions of this Section 5.3.1 no Underwriter shall be required to contribute any amount in excess of the total discount and commission received by such Underwriter in connection with the Offering less the amount of any damages which such Underwriter has otherwise paid or becomes liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act, or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.3.2.   Contribution Procedure. Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit, or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen (15) days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5.3.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act, or otherwise available.

6. DEFAULT BY AN UNDERWRITER.

6.1.   Default Not Exceeding 10% of Firm Securities or Option Securities. If any Underwriter shall default in its obligations to purchase the Firm Securities or the Option Securities, if the Over-allotment Option is exercised hereunder, and if the number of the Firm Securities or Option Securities with respect to which such default relates does not exceed in the aggregate ten percent (10%) of the number of Firm Securities and or Option Securities that the Underwriter have agreed to purchase hereunder, then such Firm Securities or Option Securities to which the default relates shall be purchased by the non-defaulting Underwriter in proportion to their respective commitments hereunder.

6.2.   Default Exceeding 10% of Firm Securities or Option Securities. In the event that the default addressed in Section 6.1 relates to more than ten percent (10%) of the number of Firm Securities or Option Securities, the Underwriter may in its discretion arrange for itself or for another party or parties to purchase such Firm Securities or Option Securities to which such default relates on the terms contained herein. If, within one (1) Business Day after such default relating to more than ten percent (10%) of the number of Firm Securities or Option Securities, the Underwriter does not arrange for the purchase of such Firm Securities or Option Securities, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Underwriter to purchase said Firm Securities or Option Securities on such terms. In the event that neither the Underwriter nor the Company arrange for the purchase of the Firm Securities or Option Securities to which a default relates as provided in this Section 6, this Agreement will automatically be terminated by the Underwriter or the Company without liability on the part of the Company (except as provided in Sections 3.10 and 5 hereof) or Underwriter (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Securities, this Agreement will not terminate as to the Firm Securities; and provided, further, that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the Company for damages occasioned by its default hereunder.

6.3.   Postponement of Closing Date. In the event that the Firm Securities or Option Securities to which the default relates are to be purchased by the non-defaulting Underwriter, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package, or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement, the Pricing Disclosure Package, or the Prospectus that in the opinion of Underwriter Counsel may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Firm Securities or Option Securities.

7. ADDITIONAL COVENANTS.

7.1.   Prohibition on Press Releases and Public Announcements. The Company shall not issue press releases or engage in any other publicity, without the Underwriter’s prior written consent, for a period ending at 5:00 p.m., Eastern time, on the first (1st) Business Day following the fortieth (40th) day after the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

8. EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION THEREOF.

8.1.   Effective Date. This Agreement shall become effective when both the Company and the Underwriter have executed the same and delivered counterparts of such signatures to the other party.

8.2.   Termination. The Underwriter shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Underwriter’s opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange or The Nasdaq Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Firm Securities or Option Securities; or (vii) if the Company is in material breach of any of its representations, warranties, or covenants hereunder; or (viii) if the Underwriter shall have become aware after the date hereof of a Material Adverse Change, or an adverse material change in general market conditions as in the Underwriter’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Public Securities or to enforce contracts made by the Underwriter for the sale of the Public Securities.

8.3.   Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of a default by the Underwriter, pursuant to Section 6.2 above, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Underwriter fees earned and expenses incident to the Offering and the performance of the Underwriter’s obligations under this Agreement, all reasonable out-of-pocket expenses of the Underwriter related to the transactions contemplated herein then due and payable (including the fees and disbursements of Underwriter’s Counsel not to exceed One Hundred Thousand Dollars ($100,000), background check costs and due diligence expenses). Upon demand by the Underwriter, the Company shall pay the full amount thereof to the Underwriter; provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement.

Notwithstanding the foregoing, any advance received by the Underwriter will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(g)(4)(A).

8.4.   Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

8.5.   Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or (ii) delivery of and payment for the Public Securities.

9. MISCELLANEOUS.

9.1.   Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed and shall be deemed given when so delivered or emailed and confirmed (which may be by email) or if mailed, two (2) days after such mailing.

If to the Underwriter:

EF Hutton

590 Madison Avenue, 39th Floor

New York, New York 10022

Attn: Mark Iorio

with a copy (which shall not constitute notice) to:

Lucosky Brookman LLP

101 Wood Avenue South, 5th Floor

Woodbridge, NJ 08830

Attention: Joseph M. Lucosky, Esq.,

E-mail: jlucosky@lucbro.com

If to the Company:

Nature’s Miracle Holding Inc

3281 e. Guasti Road, Suite 175

Ontario, CA 91761

Attn:  Tie “James” Li

E-mail: james.li@nature-miracle.com

with a copy (which shall not constitute notice) to:

Sichenzia Ross Ference Carmel LLP

1185 Avenue of the Americas, 31st Floor

New York, NY 10036

Attn: Huan Lou, Esq.

E-mail: hloul@srfc.law and

Attn: David B. Manno, Esq.

E-mail: dmanno@srfc.law

9.2.   Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

9.3.   Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

9.4.   Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.5.   Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Underwriter, the Company, and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives, heirs, and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy, or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from the Underwriter.

9.6.   Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding, or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding, or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Underwriter hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

9.7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

9.8. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance, or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance, or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance, or non-fulfillment.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Underwriter and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
	Name:	Tie (James) Li
	Title:	Chief Executive Officer

Confirmed as of the date first written above mentioned,:

EF HUTTON LLC

By:	/s/ Gaurav Verma
	Name:	Gaurav Verma
	Title:	Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE 1

Pricing Information

Number of Units:		5,000,000
Number of Firm Shares:		5,000,000
Number of Firm Warrants underlying the Units:		5,000,000
Number of Pre-Funded Units:		0
Number of Firm Pre-Funded Warrants:		0
Number of Firm Warrants underlying the Pre-Fund Units		0
Number of Option Shares:		750,000
Number of Option Warrants:		750,000
Number of Option Pre-Funded Warrants:		0
Public Offering Price per Unit with Firm Shares:		$0.24
Public Offering Price per Firm Share:		$0.23
Public Offering Price per Firm Warrant (underlying Firm Units or Firm Pre-Funded Units):		$0.01
Public Offering Price per Pre-Funded Unit:	$	N/A
Public Offering Price per Firm Pre-Funded Warrant:	$	N/A
Public Offering Price per Option Share:	$	N/A
Public Offering Price per Option Warrant:		$0.01
Underwriting Discount per Unit with Firm Shares:		$0.0168
Underwriting Discount per Pre-Funded Unit:	$	N/A
Underwriting Discount per Option Share:		$0.0168
Underwriting Discount per Option Warrant:		$0.0007
Proceeds to Company per Unit with Firm Shares (before expenses):		$0.2232
Proceeds to Company per Pre-Funded Unit (before expenses):	$	N/A
Proceeds to Company per Option Share (before expenses):	$	N/A
Proceeds to Company per Option Warrant (before expenses):		$0.0093

SCHEDULE 2

Issuer General Use Free Writing Prospectuses

None.

SCHEDULE 3

List of Lock-Up Parties

1.	Tie (James) Li
2.	George Yutuc
3.	Zhiyi (Jonathan) Zhang
4.	Varto Doudakian
5.	Charles Jourdan Hausman
6.	H. David Sherman
7.	Jon Montgomery
8.	Wei Yang

EXHIBIT A

Form of Warrant

EXHIBIT B

Form of Pre-Funded Warrant

EXHIBIT C

Form of Lock-Up Agreement

July 25, 2024

EF Hutton LLC,

as Underwriter

590 Madison Avenue, 39th Floor

New York, New York 10022

Ladies and Gentlemen:

The undersigned understands that EF Hutton LLC (the “Underwriter”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Nature’s Miracle Holding Inc, a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) of shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) or pre-funded warrants to purchase shares of Common Stock in lieu thereof (the “Pre-Funded Warrants,” and collectively with the shares of Common Stock, the “Securities”).

To induce the Underwriter to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Underwriter, the undersigned will not, during the period commencing on the date hereof and ending one hundred eighty (180) days after the date of the final prospectus (the “Prospectus”) relating to the Public Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Securities or any securities convertible into or exercisable or exchangeable for the Securities, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge, or other arrangement relating to any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Underwriter in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Public Offering; provided that no filing under Section 13 or Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be voluntarily made during the Lock-Up Period in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy, or to a family member or trust for the benefit of a family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage, or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; or (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company, or other business entity, any transfers of Lock-Up Securities to any shareholder, partner, or member of, or owner of similar equity interests in, the undersigned, as the case may be; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c), or (d), (i) it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this lock-up agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (ii) each party (donor, donee, transferor, or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period; and (iii) the undersigned notifies the Underwriter at least two (2) business days prior to the proposed transfer or disposition.

In addition, the foregoing restrictions shall not apply to (i) the exercise or vesting of stock options or other equity awards granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the undersigned’s Common Stock issued upon such exercise, (ii) the conversion or exercise of convertible debt or warrants; provided that it shall apply to any of the undersigned’s Common Stock issued upon such exercise, or (iii) the establishment of any new plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the undersigned’s Securities shall be made pursuant to such new Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company, or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s securities subject to this this lock-up agreement except in compliance with this this lock-up agreement.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any Securities that the undersigned may purchase in the Public Offering; (ii) the Underwriter agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Underwriter will notify the Company of the impending release or waiver; and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Underwriter hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

The undersigned understands that the Company and the Underwriter are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

The undersigned understands that, if the Underwriting Agreement is not fully executed or does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this lock-up agreement.

This lock-up agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

EXHIBIT D

Form of Press Release

(See attached.)

Annex E

3281 E. Guasti Road, Suite 175

Ontario, CA 91761

www.nature-miracle.com

Convertible Notes Investment Agreement

Party A:

Nature’s Miracle Holding Inc. (the “Company”)
Address: 3281 E. Guasti Road Suite 175 Ontario, CA 91761

Party B:

Address:

Whereas the Investors will invest $[ ] in the Company through the purchase of Convertible Notes, the Company agrees to issue such Convertible Notes based on the following terms and conditions. The parties hereby agree as follows:

1. Transaction Overview

●	Issuer: Nature’s Miracle Holding Inc. (NMHI)

●	Investment Amount: [ ]

●	Notes Type: Unsecured Convertible Notes

2. Convertible Notes Terms

●	Currency: USD

●	Principal Amount: $400,000

●	Interest: 12% per annum, payable at maturity

●	Maturity Date: 6 months

●	Conversion Price: $0.442 per share (calculated as 85% of the closing price on 7/1/2024, which is $0.52). Convertible in full at any time after settlement. The conversion price will be adjusted for dividends and stock splits, but will not include securities issued in connection with the proposed merger transaction between the Company and a special purpose acquisition company.

●	Principal Repayment and Conversion: The Company shall repay the principal and accumulated interest after six months. If the Investor chooses to convert, the number of shares will be calculated by dividing the principal plus accumulated interest by $0.442.

●	Registration: If the Investor chooses to convert the Notes upon maturity, the Company must file a registration statement on Form S-1 with the Securities and Exchange Commission (SEC) within three business days of such conversion to register the shares issued upon conversion. Failure to do so will be considered a default. Once registered, the shares will be freely tradable with no lock-up period. All investors are deemed to act in concert and must initiate conversion for all the underlying shares simultaneously in a single transaction. Once registered, the shares will be freely tradable with no lock-up period.

3281 E. Guasti Road, Suite 175

Ontario, CA 91761

www.nature-miracle.com

3. Payment Terms:

●	Payment: The Investor will pay $[ ] upon signing this Agreement and the remaining $[ ] in [ ] business days.

4. Debt and Contingent Liabilities Disclosure

●	Debt Disclosure: The Company must fully and accurately disclose its existing debts and contingent liabilities at the time of signing this Agreement. During the term of the Notes, the Company must promptly disclose any new debts and contingent liabilities, including borrowings, guarantees, and lawsuits (completion of quarterly reports will fulfill this requirement).

●	Periodic Reporting: While the Convertible Note is outstanding, the Company will regularly submit quarterly and annual reports to the SEC and provide schedules to the Investor.

5. Internal Compliance Document Disclosure

●	Document Disclosure: At the time of signing this Agreement, the Company must provide the Investor with all internal compliance documents related to this convertible Notes issuance, including but not limited to:

◦	Board Resolution: Approving the issuance of convertible Notes, specifying the terms and conditions.

6. Guarantee

●	Guarantor: The “Guarantor” referred to in this clause is Tie “James” Li and Zhiyi “Jonathan” Zhang.

●	Scope of Guarantee: The Guarantor will provide an unlimited joint and several liability guarantees for the repayment of $[ ] convertible Notes (principal and interest) issued by the Company under this Agreement should the investors choose not to convert the Notes into NMHI commons shares before the expiration of the Notes.

●	Term of Guarantee: This guarantee will be effective from the date of issuance of the convertible Notes until the principal and interest are fully repaid or when the Notes are being converted into NMHL common shares.

●	Execution of Guarantee: If the Company fails to fulfill its debt obligations, the Investor has the right to seek remedy from the Guarantor, requiring the Guarantor to fulfill the guarantee obligations.

3281 E. Guasti Road, Suite 175

Ontario, CA 91761

www.nature-miracle.com

●	Guarantor’s Representations and Warranties:

◦	The Guarantor represents that they have the legal authority and capacity to sign this guarantee clause.

◦	The Guarantor must provide proof of their financial status to ensure their ability to fulfill the guarantee obligations.

●	Default Clause: If the Company fails to repay the principal and interest or fulfill the conversion obligations on time, it will be considered a default. The Investor has the right to claim repayment from the Guarantor.

●	Notice Clause: The Investor must send a written notice to the Guarantor, including specific details of the default and the claim for remedy. The notice must be sent by registered mail or other mutually agreed methods and will be considered effective on the seventh business day after sending.

●	Severability Clause: This guarantee clause is independent of other clauses in the Agreement. Even if some clauses of the Agreement become invalid, the guarantee clause will remain effective.

7. Legal Compliance and Governing Law

●	Compliance: The Company confirms that it has complied with all applicable federal and state laws, including but not limited to securities laws and corporate governance regulations. The Company commits to continuous compliance to ensure the legality of this transaction.

●	Governing Law: This Agreement is governed by the laws of California. Any disputes arising from this Agreement must be submitted to the courts of California for resolution.

8. Entire Agreement

This Agreement constitutes the entire agreement between the parties concerning this transaction and supersedes any prior oral or written agreements. No modifications to this Agreement will be valid unless made in writing and signed by both parties.

3281 E. Guasti Road, Suite 175

Ontario, CA 91761

www.nature-miracle.com

Signature Pages:

Guarantors:

Tie “James” Li	Zhiyi “Jonathan” Zhang

Date:

Nature’s Miracle Holding Inc:

Name:	Tie “James” Li
Position:	CEO

Investors:

Name:	$[ ]

Date:

3281 E. Guasti Road, Suite 175

Ontario, CA 91761

www.nature-miracle.com

Appendix

Board Resolution

Annexes F, G and H

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (as amended, supplemented, restated and/or modified from time to time, this “Agreement”) is entered into as of July 17, 2024, by and between Nature’s Miracle Holding Inc., a corporation organized under the laws of Delaware (the “Company”), and each investor identified on the signature pages hereto (each, including its successors and assigns, an “Investor” and collectively, the “Investors”).

BACKGROUND

A. The board of directors (the “Board of Directors”) of the Company has authorized the issuance to each of the Investors of certain Notes (as defined below) and Warrants (as defined below).

B Each Investor desires to purchase certain Notes and Warrants on the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the foregoing recitals and the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings specified or indicated below, and such meanings shall be equally applicable to the singular and plural forms of such defined terms:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

“Aggregate Outstanding Amount” means the sum of (a) the outstanding Aggregate Principal Amount plus (b) the aggregate accrued and unpaid interest and all other amounts owing to all Investors under the Notes as of the applicable measurement date.

“Aggregate Principal Amount” has the meaning set forth in Section 2.1.

“Agreement” has the meaning set forth in the preamble.

“Board of Directors” has the meaning set forth in the recitals.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banks are permitted or required to be closed in New York City.

“Change of Control” means, with respect to the Company:

(a)	other than a shareholder that holds such a position at the date of this Agreement, if a Person comes to have beneficial ownership, control or direction over more than fifty percent (50%) of the voting rights attached to any class of voting securities of the Company; or

(b)	the sale or other disposition in a single transaction, or in a series of transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole to any Person.

“Closing” has the meaning set forth in Section 2.1.

“Closing Date” has the meaning set forth in Section 2.1.

“Closing Equity Conditions” means, during the period in question, (a) there is a sufficient number of authorized but unissued and otherwise unreserved Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (b) there has been no Event of Default and no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, and (c) the Common Stock shall be DWAC Eligible.

“Code” has the meaning set forth in Section 2.1.

“Commitment Shares” means 180,000 shares of Common Stock issuable to the Lead Investor as of the date hereof as of the Initial Closing Date. The Commitment Shares shall be deemed earned upon the date they are due to be issued.

“Common Stock” means the common stock of the Company.

“Common Stock Equivalent” means any convertible security or warrant, option or other right to subscribe for or purchase any share of Common Stock or any convertible security convertible into Common Stock.

“Company” has the meaning set forth in the preamble.

“Company Articles of Association and Memorandum of Association” means the Articles of Association and the memorandum of association governing the Company.

“Conversion Shares” means the Common Stock issuable upon the full or any partial conversion of a Note.

“Dollar Volume” means the product of (i) the closing sales price of the Common Stock on a Trading Day preceding the applicable date of determination multiplied by (ii) the trading volume of the Common Stock on such date of determination as reported by the Trading Market.

“DWAC Eligible” means that (a) the Common Stock is eligible at the Depository Trust Company (“DTC”) for full services pursuant to DTC’s Operational Arrangements, including, without limitation, transfer through DTC’s Deposit and Withdrawal at Custodian (“DWAC”) service, (b) the Transfer Agent is approved as an agent in DTC’s Fast Automated Securities Transfer Program, (c) the Conversion Shares are otherwise eligible for delivery to the third-party purchaser in the resale thereof by the Investor via DWAC, and (d) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

“Equity Interests” means and includes the Common Stock and any Common Stock Equivalents.

“Event of Default” has the meaning set forth in Section 7.1.

“Exempted Securities” means (a) equity securities issued by reason of a dividend, stock split, split-up or other distribution on Common Stock, (b) Common Stock or rights, warrants or options to purchase Common Stock issued to employees or directors of, or consultants or advisors to, the Company or any of its Subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors (“Equity Plans”), (c) Common Stock or rights, warrants or options to purchase Common Stock issued to a seller of stock or assets to the Company or any of its subsidiaries as acquisition consideration pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, (d) Common Stock or rights, warrants or options to purchase Common Stock issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction resulting in aggregate proceeds, in a single or multiple transactions, not to exceed $500,000.00, (e) securities issued upon the exercise or exchange of or conversion of any Securities or Exempted Securities issued hereunder and/or rights or other securities exercisable or exchangeable for or convertible into Common Stock issued and outstanding on the date of this Agreement as disclosed on Schedule 1 hereto or in flings made by the Company with the SEC, provided that such rights and securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities or to extend the term of such securities, or (f) common stock warrants, pre-funded warrants and common stock issuable pursuant to the warrants or prefunded warrants issued in connection with an underwritten public offering of the Company’s securities.

“Funding Amount” shall mean, in respect of any Investor, the amount identified as such on the signature page hereto executed by such Investor.

“Investor” has the meaning set forth in the preamble.

“Investor Group” shall mean, in respect of each Investor, such Investor plus any other Person with which such Investor is considered to be part of a group under Section 13 of the 1934 Act or with which the Investor otherwise files reports under Sections 13 and/or 16 of the 1934 Act.

“Investor Party” has the meaning set forth in Section 5.13.

“Investor Shares” means the Conversion Shares, the Commitment Shares and the Warrant Shares, and any other shares issued or issuable to the Investors pursuant to this Agreement or the Notes or the Warrants.

“IP Rights” has the meaning set forth in Section 3.9.

“Law” means any law, rule, regulation, order, judgment or decree, including, without limitation, any federal and state securities laws.

“Lead Investor” means [################].

“Losses” has the meaning set forth in Section 5.13.

“Market Capitalization” means, as of any date of determination, the product of (a) the number of issued and outstanding Common Stock as of such date (exclusive of any Common Stock issuable upon the exercise of options or warrants or conversion of any convertible securities), multiplied by (b) the closing price of the Common Stock on the Trading Market on the date of determination.

“Material Adverse Effect” means any material adverse effect on (i) the businesses, properties, assets, operations, results of operations or financial condition of the Company, or the Company and its Subsidiaries, taken as a whole or, (ii) the ability of the Company to consummate the transactions contemplated by this Agreement or to perform its obligations hereunder or under the Notes; provided, however, that none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been or would be, a Material Adverse Effect: (a) any adverse effect resulting from or arising out of general economic conditions; (b) any adverse effect resulting from or arising out of general conditions in the industries in which the Company and the Subsidiaries operate; (c) any adverse effect resulting from any changes to applicable Law; or (d) any adverse effect resulting from or arising out of any natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; provided, further, that any event, occurrence, fact, condition or change referred to in clauses (a) through (d) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on the Company and/or the Subsidiaries compared to other participants in the industries in which the Company and the Subsidiaries operate.

“Maximum Percentage” means 4.99%; provided, that if at any time after the date hereof an Investor Group beneficially owns in excess of 4.99% of any class of Equity Interests in the Company that is registered under the 1934 Act (excluding any Equity Interests deemed beneficially owned by virtue of a Note), then the Maximum Percentage shall automatically increase to 9.99% so long as the Investor Group owns in excess of 4.99% of such class of Equity Interests (and shall, for the avoidance of doubt, automatically decrease to 4.99% upon the Investor Group ceasing to own in excess of 4.99% of such class of Equity Interests).

“Money Laundering Laws” has the meaning set forth in Section 3.25.

“New Debt Securities” means, collectively, debt securities in an amount of $500,000 or less of the Company, whether or not currently authorized.

“New Securities” means, collectively, equity or debt securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity or debt securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity or debt securities.

“Note” has the meaning set forth in Section 2.1.

“OFAC” has the meaning set forth in Section 3.22.

“Offer Notice” has the meaning set forth in Section 10.1.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Amount” means the principal amount of the Note(s) as of the applicable date of determination.

“Proceedings” has the meaning set forth in Section 3.5(c).

“Required Minimum” means, as of any date, two (2) times the maximum aggregate number of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Conversion Shares issuable upon conversion in full of the Notes and Warrant Shares issuable upon exercise in full of the Warrants, ignoring any conversion or exercise limits set forth therein based, as of the date if initial Closing, on a conversion price of $0.40 and an exercise price of $0.87, respectively.

“Requisite Holder” means the Lead Investor or any successor in interest to the Lead Investor that is mutually agreed to by the Lead Investor and the Company. For the purposes of clarity hereunder, only one entity shall serve as the Requisite Holder at any time hereunder and the affirmative action or consent by the Requisite Holder shall bind all Investors hereunder.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” has the meaning set forth in Section 3.5.

“Securities” means the Notes, the Warrants, the Commitment Shares and the Investor Shares.

“Securities Termination Event” means either of the following has occurred:

(a)	trading in securities generally in the United States has been suspended or limited for a consecutive period of greater than three (3) Business Days; or

(b)	a banking moratorium has been declared by the United States or the New York State authorities and is continuing for a consecutive period of greater than three (3) Business Days.

“Shareholder Approval” means the approval of the holders of the requisite number of the outstanding Common Stock to ratify and approve all of the transactions contemplated by the Transaction Documents, including the issuance of all of the Investor Shares (as such term is defined in each of such documents) issued and potentially issuable to the Investor thereunder, all as may be required by the applicable rules and regulations of the Trading Market (or any successor entity).

“Subsidiaries” and “Subsidiary” have the meaning set forth in Section 3.4(a).

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means whichever of the New York Stock Exchange, NYSE American, or the Nasdaq Stock Market (including the Nasdaq Global Market or the Nasdaq Capital Market), on which the Common Stock is listed or quoted for trading on the date in question.

“Tranche” has the meaning set forth in Section 2.1.

“Transaction Documents” means this Agreement, the Notes, the Warrants, the Transfer Agent Instruction Letter, and any other documents or agreements executed or delivered in connection with the transactions contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust.

“Transfer Agent Instruction Letter” means a letter of irrevocable instructions addressed by the Company to the Transfer Agent, acceptable to the Investor in its sole discretion.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is traded on OTCQB or OTCQX , the volume weighted average sales price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock is then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Lead Investor and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrant” has the meaning set forth in Section 2.1.

“Warrant Shares” means the Common Stock issuable upon the full or any partial exercise of a Warrant.

“Warrant Share Amount” means 217,500 shares of Common Stock.

2. PURCHASE AND SALE OF THE NOTES.

2.1 Purchase and Sale of the Notes. Subject to the terms and conditions set forth herein, the Company shall issue and sell to each Investor, and each Investor shall purchase from the Company, convertible promissory notes, in the form attached hereto as Exhibit A (each, a “Note” and together, the “Notes”), in an amount up to the principal amount set forth on the signature page hereto executed by such Investor and common stock purchase warrants, in the form attached hereto as Exhibit B (each, a “Warrant” and together, the “Warrants”). Subject to the terms and conditions set forth herein, the sale and purchase of Notes and Warrants may be conducted in tranches (each, a “Tranche” and together, the “Tranches”) consisting of (x) an initial tranche (the “Initial Tranche”) of (i) an aggregate Principal Amount of Notes of One Hundred Eighty Thousand and zero/100 Dollars ($180,000.00) and including an original issue discount of Twenty-Seven Thousand Five Hundred and Zero/100 United States Dollars ($27,500.00), to cover the Investors’ accounting fees, due diligence fees, monitoring, and/or other transactional costs incurred in connection with the purchase and sale of the Notes issued in connection with such Tranche and (ii) Warrants to purchase a number of shares of Common Stock equal to the applicable Warrant Share Amounts with respect to such Tranche

2.2 Closings. Each sale of Notes and Warrants shall occur in one or more closing (each, a “Closing”) with the date upon which such Closing shall occur being referred to as, a “Closing Date”, and more specifically as follows:

(a) Generally, in Respect of Closings. Subject to the terms and conditions set forth herein, each Closing, including payment for and delivery of the Notes and Warrants in respect of such Closing, shall take place remotely via the exchange of documents and signatures.

2.3 Priority of Obligation. As an inducement for the Investor to enter into this Agreement and to purchase the Note, all obligations of the Company pursuant to this Agreement and the Notes until repaid or otherwise satisfied shall be senior in payment to any subsequent Indebtedness (as defined in the Notes).

2.4 Pro Rata Payments. The Company and each Investor hereby agree that, notwithstanding anything to the contrary contained herein or in the Notes, to the extent the Company is obligated to make any payments hereunder or under the Notes to the Investors (or offers to make any prepayments hereunder or thereunder), all such payments shall be applied to outstanding principal amount of the Notes held by all Investors on a pro rata basis based on the Aggregate Outstanding Amount at the time of such prepayment. If any Investor shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of outstanding amounts under the Notes resulting in such Investor receiving payment of a proportion of the Aggregate Outstanding Amount at the time of such prepayment greater than its pro rata share thereof as provided herein, then the Investor receiving such greater proportion shall (a) notify the other Investors of such fact, and (b) purchase (for cash at face value) participations in the principal amount owing to the other Investors under the applicable Notes, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Investors ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Notes and other amounts owing them. The Company consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Investor acquiring a participation pursuant to the foregoing arrangement may exercise against the Company rights of setoff and counterclaim with respect to such participation as fully as if such Investor were a direct creditor of the Company in the amount of such participation.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the Disclosure Schedules or (not withstanding anything to the contrary herein including references to the Disclosure Schedules) filings made by the Company with the SEC which Disclosure Schedules and filings with the SEC shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, theCompany represents and warrants to each Investor and covenants with each Investor that, the following representations and warranties are true and correct that as of the date hereof and as of each Closing Date:

3.1 Organization and Qualification. The Company is a company duly incorporated and validly existing in good standing under the Laws of Delaware, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the ownership of its property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

3.2 Authorization; Enforcement; Compliance with Other Instruments. The Company and each Subsidiary has the requisite corporate power and authority to execute the Transaction Documents, and if applicable, to issue and sell the Notes and Warrants pursuant hereto, and to perform its obligations under the Transaction Documents, including issuing the Investor Shares and Commitment Shares on the terms set forth in this Agreement. The execution and delivery of the Transaction Documents by the Company and each Subsidiary and the issuance and sale of the Securities by the Company pursuant hereto have been duly and validly authorized by the Company’s Board of Directors, or member(s), as applicable and no further consent or authorization is required by the Company, the Company’s Board of Directors, its shareholders or members or any other Person in connection therewith, assuming the accuracy of each Investor’s representations in Section 4, and except such as have been waived and other than such filings as are required to be made under applicable Laws. The Transaction Documents have been duly and validly executed and delivered by the Company to which they are a party and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

3.3 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and each Subsidiary and the issuance and sale of the Notes and Warrants hereunder and issuance of the Commitment Shares by the Company will not (a) conflict with or result in a violation of the Company Articles of Association and Memorandum of Association, (b) conflict with, or constitute a material default (or an event which, with notice or lapse of time or both, would become a material default) under, or give to others any right of termination, amendment, acceleration or cancellation of, any material agreement to which the Company or any of the Subsidiaries is a party, or (c) violate in any material respect any Law or any rule or regulation of the Trading Market applicable to the Company or any of the Subsidiaries or by which any of their properties or assets are bound or affected. Assuming the accuracy of each Investor’s representations in Section 4 and subject to the making of the filings referred to in Section 6 and receipt of the Shareholder Approval, (i) no approval or authorization will be required from any governmental authority or agency, regulatory or self-regulatory agency or other third party (including the Trading Market) in connection with the issuance of the Notes and the other transactions contemplated by this Agreement (including the issuance of the Conversion Shares upon conversion of the Notes), (ii) the issuance of (x) the Notes, and the issuance of the Conversion Shares upon the conversion of the Notes, (y) the Warrants, and the issuance of the Warrant Shares upon the exercise of the Warrants, and (z) the Commitment Shares, will be exempt from the registration and qualification requirements under the 1933 Act and all applicable state securities Laws.

3.4 Capitalization and Subsidiaries.

(a) As of the date hereto, the Company expects that [_] [please complete] shares of Common Stock will be issued and outstanding. The Conversion Shares, when issued upon conversion of a Note in accordance with its terms, will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Warrant Shares, when issued upon exercise of a Warrant in accordance with its terms, will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Commitment Shares, when issued in accordance with the terms of this Agreement will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. Other than as provided in Schedule 3.4(a), no Common Stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. The Company Articles of Association and Memorandum of Association on file with the SEC are true and correct copies of the Company Articles of Association and Memorandum of Association as in effect as of the date hereof. The Company is not in violation of any provision of the Company Articles of Association or Memorandum of Association nor is any Subsidiary in violation of its organization documents.

(b) Schedule 3.4(b) lists each direct and indirect subsidiary of the Company (each, a “Subsidiary” and collectively, the “Subsidiaries”) and indicates for each Subsidiary (i) the authorized capital stock or other Equity Interest of such Subsidiary as of the date hereof, (ii) the number and kind of shares or other ownership interests of such Subsidiary that are issued and outstanding as of the date hereof, and (iii) the owner of such shares or other ownership interests as of the date hereof. No Subsidiary has any outstanding stock options, warrants or other instruments pursuant to which such Subsidiary may at any time or under any circumstances be obligated to issue any shares of its capital stock or other Equity Interests. Each Subsidiary is duly organized and validly existing in good standing under the laws of its jurisdiction of formation, except to the extent that the failure to be in good standing would not have a Material Adverse Effect, and has all requisite power and authority to own its properties and to carry on its business as now being conducted.

(c) Other than as provided in Schedule 3.4(c), or the filings made by the Company with the SEC neither the Company nor any Subsidiary is bound by any agreement or arrangement pursuant to which it is obligated to register the sale of any securities under the 1933 Act. Other than as provided in Schedule 3.4(c), there are no outstanding securities of the Company or any of the Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem or purchase any security of the Company or any Subsidiary. Other than as provided in Schedule 3.4(c), there will be no outstanding securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Notes, the Warrants, the Commitment Shares or the Investor Shares. Neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(d) The issuance and sale of any of the Securities will not obligate the Company to issue Common Stock or other securities to any Person other than the Investors and, other than as provided in Schedule 3.4(d), will not result in the adjustment of the exercise, conversion, exchange, or reset price of any outstanding securities.

3.5 SEC Documents; Financial Statements.

(a) As of the date hereof and each Closing Date and except as set forth on Schedule 3.5(a), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act since October 2, 2023 (all of the foregoing filed prior to the date hereof, as they have been amended since the time of their filing, and all exhibits included therein and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) consistently applied, and audited by a firm that is a member of the Public Company Accounting Oversight Board, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto, except in the case of pro forma statements or, in the case of unaudited interim statements, except to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(c) Except as disclosed in the SEC Documents, the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) reasonable controls to safeguard assets are in place and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.6 Litigation and Regulatory Proceedings. Except as disclosed on Schedule 3.6, or filings made by the company with the SEC there are no actions, causes of action, suits, claims, proceedings, inquiries or investigations (collectively, “Proceedings”) before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of Company or any of the Subsidiaries, threatened against or affecting the Company or any of the Subsidiaries, the Common Stock or any other class of issued and outstanding shares of the Company, or any of the Company’s or the Subsidiaries’ officers or directors in their capacities as such, which adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect; and, to the knowledge of the executive officers of the Company, there is no reason to believe that there is any basis for any such Proceeding.

3.7 No Undisclosed Events, Liabilities or Developments. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.7, no event, development or circumstance has occurred or exists, or to the knowledge of the executive officers of the Company is reasonably anticipated to occur or exist that (a) would reasonably be anticipated to have a Material Adverse Effect or (b) would be required to be disclosed by the Company under applicable securities Laws and which has not been publicly announced.

3.8 Compliance with Law. Except as disclosed in Schedule 3.8, the Company and each of the Subsidiaries have conducted and are conducting their respective businesses in compliance in all material respects with all applicable Laws and are in compliance in all material respects with the rules and regulations of the Trading Market. Except as disclosed in Schedule 3.8 Documents, the Company is not aware of any facts which could reasonably be anticipated to lead to a delisting of the Common Stock by the Trading Market in the future.

3.9 Employee Relations. Neither the Company nor any Subsidiary is involved in any union labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company’s employ or otherwise terminate such officer’s employment with the Company.

3.10 Intellectual Property Rights. The Company and each Subsidiary owns or possesses or can acquire on reasonable terms adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (collectively, “IP Rights”) used in or reasonably necessary to conduct their respective businesses as now conducted. None of the material IP Rights of the Company or any of the Subsidiaries are expected to expire or terminate within three (3) years from the date of this Agreement. Neither the Company nor any Subsidiary has received any notice alleging that it is infringing, misappropriating or otherwise violating any IP Rights of any other Person. No written notice of a claim has been received by, and no Proceeding is pending against, the Company or any Subsidiary alleging that the Company or any Subsidiary is infringing, misappropriating or otherwise violating the IP Rights of any other Person, and, to the Company’s knowledge, no such claim or Proceeding is threatened, and the Company is not aware of any facts or circumstances which might give rise to any such claim or Proceeding. The Company and the Subsidiaries have taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all of their material IP Rights.

3.11 Environmental Laws. Except, in each case, as would not be reasonably anticipated to have a Material Adverse Effect, the Company and the Subsidiaries (a) are in compliance with any and all applicable Laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, (b) have received and hold all permits, licenses or other approvals required of them under all such Laws to conduct their respective businesses and (c) are in compliance with all terms and conditions of any such permit, license or approval.

3.12 Title to Assets. The Company and the Subsidiaries have good and marketable title to all personal property (other than IP Rights, which is addressed in Section 3.10) owned by them which is material to their respective businesses, in each case free and clear of all liens, encumbrances and defects except those set forth on Schedule 3.12 or filings made by the Company with the SEC. Any real property and facilities held under lease by the Company or any Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

3.13 Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any of the Subsidiaries has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew all existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers.

3.14 Regulatory Permits. The Company and the Subsidiaries have in full force and effect all certificates, approvals, authorizations and permits from all regulatory authorities and agencies necessary to own, lease or operate their respective properties and assets and conduct their respective businesses, and neither the Company nor any Subsidiary has received any notice of Proceedings relating to the revocation or modification of any such certificate, approval, authorization or permit, except for such certificates, approvals, authorizations or permits with respect to which the failure to hold would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.15 No Materially Adverse Contracts, Etc. Neither the Company nor any of the Subsidiaries is (a) subject to any charter, corporate or other legal restriction, or any judgment, decree or order which in the judgment of the Company’s officers has or would reasonably be expected in the future to have a Material Adverse Effect or (b) a party to any contract or agreement which in the judgment of the Company’s management has or would reasonably be anticipated to have a Material Adverse Effect.

3.16 Taxes. Other than as provided on Schedule 3.16, the Company and the Subsidiaries each has made or filed, or caused to be made or filed, all United States federal, and applicable state, local and non-U.S. tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, required to be paid by it, regardless of whether such amounts are shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceedings and for which it has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and, to the knowledge of the Company, there is no basis for any such claim.

3.17 Solvency. After giving effect to the receipt by the Company of the proceeds from the transactions contemplated by this Agreement, (a) the Company’s book value of its assets exceeds the Company’s book value of existing debts and other liabilities (ignoring any potential contingent liabilities) as they mature; and (b) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets at book value, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt at book value when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Except as disclosed as set forth in Schedule 3.17, the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction.

3.18 Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.19 Certain Transactions. Other than as disclosed in Schedule 3.19 or filings made by the Company with the SEC, there are no contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any director, officer or employee thereof on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of shareholders.

3.20 No General Solicitation. Neither the Company, nor any of its Affiliates, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Notes pursuant to this Agreement.

3.21 Acknowledgment Regarding the Investors’ Purchase of the Notes. The Company’s Board of Directors has approved the execution of the Transaction Documents and the issuance and sale of the Notes and Warrants, based on its own independent evaluation and determination that the terms of the Transaction Documents are reasonable and fair to the Company and in the best interests of the Company and its shareholders. The Company is entering into this Agreement and is issuing and selling the Notes and Warrants voluntarily. The Company has had independent legal counsel of its own choosing review the Transaction Documents and advise the Company with respect thereto. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s length purchaser with respect to its Notes and Warrants and the transactions contemplated hereby and that neither such Investor nor any person affiliated with such Investor is acting as a financial advisor to, or a fiduciary of, the Company (or in any similar capacity) with respect to execution of the Transaction Documents or the issuance of the Notes and Warrants or any other transaction contemplated hereby.

3.22 No Brokers’, Finders’ or Other Advisory Fees or Commissions. Except as set forth on Schedule 3.22, no brokers, finders or other similar advisory fees or commissions will be payable by the Company or any Subsidiary or by any of their respective agents with respect to the issuance of the Notes or the Warrants or any of the other transactions contemplated by this Agreement.

3.23 OFAC. None of the Company nor any of the Subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company and/or any Subsidiary has been or is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use any proceeds received from the Investor, or lend, contribute or otherwise make available such proceeds to its Subsidiaries or to any affiliated entity, joint venture partner or other person or entity, to finance any investments in, or make any payments to, any country or person currently subject to any of the sanctions of the United States administered by OFAC.

3.24 No Foreign Corrupt Practices. None of the Company or any of the Subsidiaries has, directly or indirectly: (a) made or authorized any contribution, payment or gift of funds or property to any official, employee or agent of any governmental authority of any jurisdiction except as otherwise permitted under applicable Law; or (b) made any contribution to any candidate for public office, in either case, where either the payment or the purpose of such contribution, payment or gift was, is, or would be prohibited under the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder or under any other legislation of any relevant jurisdiction covering a similar subject matter applicable to the Company or its Subsidiaries and their respective operations and the Company has instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with such legislation.

3.25 Anti-Money Laundering. The operations of each of the Company and the Subsidiaries are and have been conducted at all times in compliance with all applicable anti-money laundering laws, regulations, rules and guidelines in its jurisdiction of association and in each other jurisdiction in which such entity, as the case may be, conducts business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority involving the Company or its Subsidiaries with respect to any of the Money Laundering Laws is, to the best knowledge of the Company, pending, threatened or contemplated.

3.26 Disclosure. The Company confirms that neither it, nor to its knowledge, any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosures provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.27 Available Common Stock. As of the date hereof, the Company has capacity under the rules and regulations of the Trading Market to issue up to at least [_] [please complete] shares of Common Stock (or securities convertible into or exercisable for Common Stock) without obtaining Shareholder Approval; provided, however, that Shareholder Approval shall not be required to the extent that the Company relies upon “home country” exceptions from the corporate governance requirements of the Trading Market if Shareholder Approval is not required under the laws of Delaware and as a result of such reliance the Trading Market does not impose an issuance cap on the number of shares of Common Stock which may be issued under the Transaction Documents.

3.28 Indebtedness. Except for as listed on Schedule 3.28, neither the Company nor any Subsidiary has any outstanding Indebtedness or filings made by the Company with the SEC. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $500,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 3.28, neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

3.29 Non-Shell Status. The Company represents that it is not a “shell” issuer as defined under Rule 144.

3.30 Trading Market. As of the date hereof, the Common Stock is not a “penny stock” as defined in SEC Rule 240.3a51-1 (17 CFR § 240.3a51-1). If at any time the Common Stock shall become such a “penny stock”, the Company shall pay Investor in cash, in immediately available funds, an amount equal to the amount of shares then remaining under the Warrant multiplied by the then exercise price thereunder and Investor shall surrender the Warrant to the Company.

3.31 No Other Representations. Except for the representations and warranties set forth in this Agreement and in other Transaction Documents, the Company makes no other representations or warranties to the Investors.

4. REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR. Each Investor represents and warrants to the Company as follows:

4.1 Organization and Qualification. Such Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its association or formation.

4.2 Authorization; Enforcement; Compliance with Other Instruments. Such Investor has the requisite power and authority to enter into the Transaction Documents and to perform its obligations thereunder. The execution and delivery by such Investor of the Transaction Documents to which it is a party have been duly and validly authorized by such Investor’s governing body, as necessary, and no further consent or authorization is required. The Transaction Documents to which it is a party have been duly and validly executed and delivered by such Investor and constitute valid and binding obligations of such Investor, enforceable against such Investor in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

4.3 No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by such Investor and the purchase of a Note by such Investor will not (a) conflict with or result in a violation of such Investor’s organizational documents, if applicable, (b) conflict with, or constitute a material default (or an event which, with notice or lapse of time or both, would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which such Investor is a party, or (c) violate any Law applicable to such Investor or by which any of such Investor’s properties or assets are bound or affected. No approval or authorization will be required from any governmental authority or agency, regulatory or self-regulatory agency or other third party in connection with the purchase of a Note and the other transactions contemplated by this Agreement.

4.4 Investment Intent; Accredited Investor. Each Investor is purchasing its Note and Warrant for its own account, for investment purposes, and not with a view towards distribution. Such Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D of the 1933 Act. Such Investor has, by reason of its business and financial experience, such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of (a) evaluating the merits and risks of an investment in its Notes, Warrants and the Investor Shares and making an informed investment decision, (b) protecting its own interests and (c) bearing the economic risk of such investment for an indefinite period of time. Such Investor is not an entity formed for the specific purpose of acquiring its Notes, Warrants and the Investor Shares.

4.5 Acknowledgement of Risk; Opportunity to Discuss. Each Investor acknowledges that an investment in the Company is speculative and subject to numerous risks, including those risks described in the SEC Documents. Each Investor has reviewed and understands the risks related to the Company and its business as described in the SEC Documents. Each Investor has received all materials relating to the business, finance and operations of the Company and the Subsidiaries as it has requested and has had an opportunity to discuss the business, management and financial affairs of the Company and the Subsidiaries with the Company’s management. In making its investment decision, such Investor has relied solely on its own due diligence performed on the Company by its own representatives.

4.6 Restricted Securities. Each Investor understands that its Notes, Warrants and the Investor Shares are being offered in a transaction not involving any public offering within the meaning of the 1933 Act and that its Note and the Investor Shares may not been registered under the 1933 Act except as otherwise required under the Transaction Documents. The Investor understands that its Notes, Warrants and the Investor Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the 1933 Act, except (i) to the Company or a Subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the 1933 Act or (iii) pursuant to an applicable exemption from the registration requirements of the 1933 Act, and, in each of cases (ii) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book-entry position or certificates representing its Notes, Warrants or Investor Shares shall contain a notation or restrictive legend, as applicable, to such effect substantially in the form attached hereto as Exhibit A, and as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of its Notes, Warrants or Investor Shares and may be required to bear the financial risk of an investment in its Notes, Warrants and Investor Shares for an indefinite period of time. The Investor acknowledges and agrees that (i) its Note, Warrants and Investor Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the 1933 Act (“Rule 144”) until the date that is at least one year from the date that the Company filed “Form 10 information” with the SEC reflecting its status as an entity that is no longer an issuer described in Rule 144(i)(1)(i)) and (ii) additional conditions to any such transaction may apply under Rule 144 and other applicable securities laws to the extent that the Investor is at such time, or has been at any time in the immediately preceding three months, an “affiliate” of the Company within the meaning of Rule 144. The Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of its Notes, Warrants or Investor Shares.

4.7 Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that neither the Lead Investor, any Investor nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Investor shall be liable to any other Investor for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Notes.

4.8 No Other Representations. Except for the representations and warranties set forth in this Agreement and in other Transaction Documents, such Investor makes no other representations or warranties to the Company.

5. OTHER AGREEMENTS OF THE PARTIES.

5.1 Restrictions on Transfer. The Investor Shares, when issued, will be restricted and book-entry positions or certificates relating to the same shall bear a restrictive legend unless sold pursuant to an effective registration statement or available for resale pursuant to Rule 144 under the 1933 Act.

5.2 Furnishing of Information. For a period of three years from the date hereof, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the 1934 Act. For a period of three years from the date hereof, if the Company is not required to file reports pursuant to the 1934 Act, it will prepare and furnish to such Investor and make publicly available in accordance with Rule 144(c) such information as is required for such Investor to sell the Investor Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Investor Shares without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 or other applicable exemptions.

5.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the 1933 Act of the sale of the Securities to the Investor.

5.4 Notification of Certain Events. The Company shall give prompt written notice to each Investor of (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or (b) any Proceeding pending or, to the Company’s knowledge, threatened against a party relating to the transactions contemplated by this Agreement or any other Transaction Document.

5.5 Available Shares. The Company shall at all times keep authorized and available for issuance, free of preemptive rights, the Required Minimum of Common Stock. If the Company determines at any time that it does not have a sufficient number of authorized Common Stock to keep available for issuance as described in this Section 5.4, the Company shall use all commercially reasonable efforts to increase the number of authorized Common Stock by seeking approval from its shareholders for the authorization of such additional shares.

5.6 Use of Proceeds. The Company will use the proceeds from the sale of the Notes to fund its general working capital.

5.7 Repayment of Notes. If the Company issues any debt, including any subordinated debt or convertible debt (other than the Notes), then the Investors will have the option (exercisable in writing by the Requisite Holders) to cause the Company to immediately, utilize the aggregate proceeds of such issuance to repay the Notes on a pro rata basis based on the Aggregate Principal Amount and accrued, but unpaid, Interest (as defined in the Notes) outstanding on the date of funding of such debt. If the Company issues any Equity Interests for gross cash proceeds of less than or equal to $1,000,000 as part of a financing transaction, then the Company shall utilize the aggregate proceeds from such issuance to repay 50% of the Aggregate Principal Amount outstanding on the Notes. If the Company issues any Equity Interests for gross cash proceeds of more than $1,000,000, then the Company shall utilize the aggregate proceeds of such issuance to repay 100% of the Aggregate Principal Amount outstanding on the Notes. The Company will notify the Investors no later than two (2) Business Days prior to the public announcement of any such debt or Equity Interest financing and provide the Investors (with the written approval of the Requisite Holders agree) to opportunity to exercise the option set forth in the preceding sentence; it being agreed, however, that, notwithstanding such notice to the Investors, the Company shall not be under an obligation to make a public announcement regarding such debt or Equity Interest financing until it is legally required to do so.

5.8 Piggy Back Rights . If, at any time on or after the date hereof until the Investor Shares and Commitment Shares may be sold pursuant to Rule 144 without volume limitation, and provided the Notes have been purchased by the Investors if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company iv) for a dividend reinvestment plan, or v) a Registration Statement for an underwriting offering, then the Company shall give written notice of such proposed filing to all of the Investors as soon as practicable but not less than five (5) days before the anticipated filing date of such Registration Statement, which notice offer to all of the Investors the opportunity to register the sale of such number of Investor Shares and Commitment Shares as such Investor may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration.

5.9 Rollover Rights. So long as the Note is outstanding, if the Borrower completes any public offering or private placement of its equity, equity-linked or debt securities (each, a “Future Transaction”), the Holder may, in its sole discretion, elect to apply as purchase consideration for such Future Transaction: (i) all, or any portion, of the then outstanding principal amount of the Note and any accrued but unpaid interest, including any amounts that would be added to the principal outstanding in the event that any redemption right or prepayment right is exercised by either the Holder or the Borrower, and (ii) any securities of the Borrower then held by the Holder, at their fair value (the “Rollover Rights”). The Borrower shall give written notice to Holder as soon as practicable, but in no event less than fifteen (15) days before the anticipated closing date of such Future Transaction. The Holder may exercise its Rollover Rights by providing the Borrower written notice of such exercise within five Business Days before the closing of the Future Transaction. In the event Holder exercises its Rollover Rights, then such elected portion with respect to (i) and (ii) above, shall automatically convert into the corresponding securities issued in such Future Transaction under the terms of such Future Transaction, such that the Holder will receive all securities (including, without limitation, any warrants) issuable under the Future Transaction.

5.10 Right of First Refusal.

(a) From the date hereof until the date when the Note is no longer outstanding or has been otherwise been satisfied, upon any issuance by the Company or any of its subsidiaries of New Debt Securities, Holder shall have the right to finance 100% of such issuance on the same terms, conditions and price provided for such New Debt Securities.

(b) At least five (5) Trading Days prior to the closing of the New Debt Securities, the Company shall deliver to Holder a written notice of its intention to effect such transaction (“Pre-Notice”), which Pre-Notice shall ask such Holder if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Within five (5) Trading Days after receiving a Subsequent Financing Notice, Holder shall inform the Company if it desires to fund the New Debt Securities (the “Funding Notice”). If Holder does not send a Funding Notice, the Company shall be free to proceed with such New Debt Securities transaction without any payment to Holder. Upon the request of Holder, and only upon a request by Holder, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to Holder. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(c) Should Holder desire to fund such New Debt Securities transaction, it must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after receipt of the Pre-Notice that such Holder is willing to fund, and representing and warranting that Holder has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from Holder as of such fifth (5th) Trading Day, Holder shall be deemed to have notified the Company that it does not elect to fund.

(e) The Company must provide Holder with a second Subsequent Financing Notice, and the Holder will again have the rights set forth above in this Section 5.10, if the New Debt Securities transaction subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

(f) The Company and Holder agree that if Holder elects to fund the New Debt Securities transaction, the transaction documents related to thereto shall not include any term or provision whereby Holder shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of Holder.

(g) Notwithstanding anything to the contrary in this Section 5.10 and unless otherwise agreed to by Holder, the Company shall either confirm in writing to Holder that the transaction with respect to the New Debt Securities transaction has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Holder will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the New Debt Securities transaction has been made, and no notice regarding the abandonment of such transaction has been received by Holder, such transaction shall be deemed to have been abandoned and Holder shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its subsidiaries.

The right of first refusal in this Section shall not be applicable to offers, issuances, sales or other transactions related to Exempted Securities.

5.11 Reserved.

5.12 Securities Laws Disclosure; Publicity. The Company shall, within four (4) Trading Days following the date hereof, file a Form 8-K report or other public disclosure disclosing the material terms of the transactions contemplated hereby and including this Agreement as an exhibit thereto; provided, that the Company may not issue such press release or file such Form 8- K or other public disclosure without the prior written consent (including by electronic mail) of the Requisite Holder, which shall not be unreasonably withheld or delayed. The Company shall not issue any press release nor otherwise make any such public statement regarding the Investors or the Transaction Documents without the prior written consent (including by electronic mail) of the Requisite Holder, except (i) if such disclosure is required by Law, in which case the Company shall (a) ensure that such disclosure is restricted and limited in content and scope to the maximum extent permitted by Law to meet the relevant disclosure requirement and (b) provide a copy of the proposed disclosure to the Requisite Holders for review prior to release and the Company shall incorporate the reasonable comments of the Requisite Holder or (ii) to the extent such press release or public statement contains only information previously disclosed in a press release or public statement previously approved in accordance with the foregoing clause (i). Each Investor will promptly provide any information reasonably requested by the Company or any of its Affiliates for any regulatory application or filing made or to be made or approval sought in connection with the transactions contemplated by this Agreement (including filings with the SEC). Following the execution of this Agreement, each Investor and its Affiliates and/or advisors may, upon receiving the prior written consent of the Requisite Holder, place announcements on their respective corporate websites and in financial and other newspapers and publications (including, without limitation, customary “tombstone” advertisements) describing such Investor’s relationship with the Company under this Agreement and including the name and corporate logo of the Company. Notwithstanding anything herein to the contrary, to comply with United States Treasury Regulations Section 1.6011-4(b)(3)(i), each of the Company and each Investor, and each employee, representative or other agent of the Company or such Investor, may disclose to any and all persons, without limitation of any kind, the U.S. federal and state income tax treatment, and the U.S. federal and state income tax structure, of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure insofar as such treatment and/or structure relates to a U.S. federal or state income tax strategy provided to such recipient.

5.13 Indemnification of the Investors.

(a) The Company will indemnify and hold each Investor, its Affiliates and their respective directors, officers, managers, shareholders, members, partners, employees and agents and permitted successors and assigns (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation and defense (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to:

(i) any material breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document;

(ii) any material misrepresentation made by the Company in any Transaction Document or in any SEC Document;

(iii) any material omission to state any material fact necessary in order to make the statements made in any SEC Document, in light of the circumstances under which they were made, not misleading;

(iv) any Proceeding before or by any court, public board, government agency, self-regulatory organization or body based upon, or resulting from the execution, delivery, performance or enforcement of any of the Transaction Documents or the consummation of the transactions contemplated thereby, and whether or not such Investor is party thereto by claim, counterclaim, crossclaim, as a defendant or otherwise, or if such Proceeding is based upon, or results from, any of the items set forth in clauses (i) through (iii) above;

except, in the case of clauses (ii) and (iii) above, to the extent, but only to the extent, that such misrepresentation or omission is based upon information regarding such Investor furnished in writing to the Company by or on behalf of the Investor expressly for use therein or the Investor has omitted a material fact from such information or otherwise violated the 1933 Act, 1934 Act or any state securities law or any rule or regulation thereunder.

(b) If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement or in the other Transaction Documents.

(c) In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

(d) The provisions of this Section 5.122 shall survive the termination or expiration of this Agreement.

5.14 Non-Public Information. Except to the extent necessary to fulfill its notice, disclosure or similar obligations hereunder or under any Transaction Document, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Investors or their agents or counsel with any information that the Company believes constitutes material, non-public information. Except in connection with the fulfillment of its notice, disclosure or similar obligations hereunder or under any Transaction Document, to the extent the Company provides an Investor with material, non-public information, the Company shall publicly disclose such information within forty-eight (48) hours of providing the information to such Investor, provided that if the last day of any such time period is not a Trading Day, such time period shall be extended to 9:30 a.m., New York City Time, on the next Trading Day following the day on which it would otherwise end. The Company understands and confirms that the Investors shall be relying on the foregoing representation in effecting transactions in securities of the Company. In the event that the Company fails to comply with its obligations under this Section 5.13, a liquidated damages charge of 1.5% of the outstanding principal balance of each Note will be assessed and will become immediately due and payable each month while such failure remains uncured to the Investors at their election in the form of a cash payment or added to the balance of the respective Note

5.15 Share Transfer Agent. The Company’s share transfer agent is Continental Stock Transfer & Trust Company. To the Company’s knowledge, such transfer agent participates in the Depository Trust Company Fast Automated Securities Transfer program. For so long as any Investor holds Investor Securities, the Company shall not change its share transfer agent without the prior written consent of the Requisite Holder.

5.16 Reserved.

5.17 Set-Off.

(a) Each Investor may, subject to the provisions of Section 2.4 hereof, set off any of its obligations to the Company (whether or not due for payment), against any of the Company’s obligations to such Investor (whether or not due for payment) under this Agreement and/or any other Transaction Document.

(b) Each Investor may do anything necessary to effect any set-off undertaken in accordance with this Section 5.17 (including varying the date for payment of any amount payable by the Investor to the Company).

(c) The Company may set off any of its obligations to an Investor (whether or not due for payment), against any of such Investor’s obligations to the Company (whether or not due for payment) under this Agreement and/or any other Transaction Document.

(d) The Company may do anything necessary to effect any set-off undertaken in accordance with this Section 5.17 (including varying the date for payment of any amount payable by the Company to an Investor).

5.18 Reserved.

5.19 Commitment Shares. As consideration for entering into this Agreement, on the date of the initial Closing the Company shall issue to the Lead Investor the Commitment Shares, which will be deemed fully earned on such date as such fee is paid and such Commitment Shares are issued. In its sole discretion, in lieu of cash payment of the foregoing amount the Lead Investor may choose to accept a convertible promissory note or notes substantially in the form of Exhibit A hereto having an initial principal amount equal to the amount of the commitment fee required to be paid pursuant to this Section 5.19.

5.20 Most Favored Nations. From the date hereof until the Note is no longer outstanding or has been otherwise been satisfied, upon any issuance by the Company of its securities for cash consideration, (a “Subsequent Financing”), Investor may elect, in its sole discretion, to exchange (in lieu of conversion), if applicable, all or some of the Securities then held for any securities or units issued in a Subsequent Financing on a $1.00 for $1.00 basis. The Company shall provide the Investor with notice of any such Subsequent Financing in the manner set forth below. Additionally, if in such Subsequent Financing there are any contractual provisions or side letters that provide terms more favorable to the investors than the terms provided for hereunder, then the Company shall specifically notify the Investor of such additional or more favorable terms and such terms, at Investor’s option, shall become a part of the transaction documents with the Investor. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing stock sale price, price per share, and warrant coverage. For purposes of illustration, if a Subsequent Financing were to occur whereby the Company sells and issues a convertible note with a conversion price that includes a discount to the market price of its Common Share, the Investor will be entitled to receive the same convertible note on the exact same terms on a dollar for dollar basis via the exchange of the Securities the Investor holds on the date of the sale and issuance of the convertible note. The Section 5.20 Most Favored Nations, shall not be applicable to offers, issuances, sales or other transactions related to Exempted Securities.

6. CLOSING CONDITIONS

6.1 Conditions Precedent to the Obligations of each Investor. The obligation of each Investor to fund its Note at each Closing is subject to the satisfaction or waiver by the Investor, at or before such Closing, or, as specified below, only at or before the initial Closing, of each of the following conditions:

(a) General Conditions Precedent.

(i) Required Documentation. Solely with respect to the initial Closing, the Company must have delivered to the Investor (i) ) copies of duly executed resolutions or consents of the directors, members or manager, as applicable, of such party, approving and consenting to such party’s execution, performance of its obligations under the applicable Transaction Documents and the transactions contemplated thereby, , and (ii) copies of each Transaction Document, duly executed by the Company, or the Transfer Agent, as applicable;

(ii) Consents and Permits. The Company must have obtained and delivered to such Investor copies of all necessary permits, approvals, and registrations necessary to effect this Agreement, the Transaction Documents and any of the transactions contemplated hereby or thereby.

(iii) Reserved.

(iv) No Event(s) of Default. No Event of Default has occurred and no Event of Default would result from the execution of this Agreement or any of the Transaction Documents or the transactions contemplated hereby or thereby.

(v) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of such Closing as though made on and as of such date;

(vi) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to such Closing;

(vii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(viii) No Suspensions of Trading in the Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one day on which the Trading Market is open solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

(ix) Limitation on Beneficial Ownership. The issuance of a Note or Warrant to such Investor shall not cause such Investor Group to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of a number of Equity Interests of a class that is registered under the 1934 Act which exceeds the Maximum Percentage of the Equity Interests of such class that are outstanding at such time; and

(x) Funds Flow Request. The Company shall have delivered to the Lead Investor a flow of funds request, substantially in the form set out in Exhibit D.

(xi) Non-Public Information. The Company shall, on or before 9:30 a.m., New York City Time, on or prior to the fourth business day after the date of each Closing, release or file, as applicable, a press release or a Current Report on Form 8-K or other applicable public disclosure describing the terms of the Closing (the “Cleansing Release”). From and after the filing of the Cleansing Release, the Company shall have disclosed all material, non- public information (if any) provided up to such time to each Investor by the Company or any of its officers, directors, employees or agents. In addition, upon the filing of the Cleansing Release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the Cleansing Release, whether written or oral, between the Company, or any of its officers, directors, affiliates, employees or agents, on the one hand, and any of the Investors or any of their affiliates, on the other hand, shall terminate.

(xii) Reserved

(xiii) Closing Equity Conditions. Each of the Closing Equity Conditions shall have been satisfied.

(b) Specific Closing Conditions. The closing conditions set forth in Section 2.2 relating to the Tranche being funded on such Closing Date shall be met.

6.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to issue a Note to an Investor at the Closing is subject to the satisfaction or waiver by the Company, at or before such Closing, of each of the following conditions:

(a) Required Documentation. Such Investor must have delivered to the Company copies of each Transaction Document to which the Investor is a party, duly executed by the Investor;

(b) Representations and Warranties. The representations and warranties of such Investor contained herein shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made on and as of such date;

(c) Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to such Closing; and

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

7. EVENTS OF DEFAULT

7.1 Events of Default. The occurrence of any of the following events shall be an “Event of Default” under this Agreement:

(a) an Event of Default under a Note;

(b) any of the representations or warranties made by the Company or any of its agents, officers, directors, employees or representatives in any Transaction Document or public filing being inaccurate, false or misleading in any material respect, as of the date as of which it is made or deemed to be made, or any certificate or financial or other written statements furnished by or on behalf of the Company to the Investor or any of its representatives, is inaccurate, false or misleading, in any material respect, as of the date as of which it is made or deemed to be made, or on any Closing Date; or

(c) a failure by the Company to comply with any of its covenants or agreements set forth in this Agreement, including those set forth in Section 5 in all material respects.

7.2 Investor Right to Investigate an Event of Default. If in the reasonable opinion of the Requisite Holder, an Event of Default has occurred, or is or may be continuing:

(a) the Requisite Holder may notify the Company that it wishes to investigate such purported Event of Default;

(b) the Company shall cooperate with the Requisite Holder in such investigation;

(c) the Company shall comply with all reasonable requests made by the Requisite Holder to the Company in connection with any investigation by the Requisite Holder and shall (i) provide all information requested by the Requisite Holder in relation to the Event of Default to the Requisite Holder; provided that the Requisite Holder agrees that any materially price sensitive information and/or non-public information will be subject to confidentiality, and (ii) provide all such requested information within three (3) Business Days of such request.; and

(d) the Company shall pay all reasonable costs incurred by the Requisite Holder in connection with any such investigation.

7.3 Remedies Upon an Event of Default

(a) If an Event of Default occurs pursuant to Section 7.1(a), each Investor shall have such remedies as are set forth in their Note.

(b) If an Event of Default occurs pursuant to Section 7.1(b) or Section 7.1(c) and is not remedied following written notice provided by the Requisite Holder to the Company within (i) two (2) Business Days for an Event of Default occurring by the Company’s failure to comply with Section 7.1(c), or (ii) ten (10) Business Days for an Event of Default occurring pursuant to Section 7.1(b), the Requisite Holder may declare, by written notice to the Company, effective immediately, all outstanding obligations by the Company under the Transaction Documents to be immediately due and payable in immediately available funds and the Investors shall have no obligation to consummate any Closing under this Agreement or to accept the conversion of any Note into Conversion Shares.

(c) If any Event of Default occurs and is not remedied following written notice provided by the Requisite Holders to the Company within (i) two (2) Business Days for an Event of Default occurring by the Company’s failure to comply with Section 7.1(c), or (ii) ten (10) Business Days for an Event of Default occurring pursuant to Section 7.1(b), the Requisite Holders may, by written notice to the Company, terminate this Agreement effective as of the date set forth in the Requisite Holder’s notice.

8. TERMINATION

8.1 Events of Termination. This Agreement:

(a) may be terminated:

(i) by the Requisite Holder on the occurrence or existence of a Securities Termination Event or a Change of Control;

(ii) by either the Company or the Requisite Holder, by written notice to the other party, effective immediately, if the applicable Closing has not occurred within thirty (30) Business Days of the date specified in Section 2.2 of this Agreement or such later date as the Company and the Requisite Holder agree in writing, provided that the right to terminate this Agreement under this Section 8.1(a)(iii) is not available to any party that is in material breach of or material default under this Agreement or whose failure to fulfill any obligation under this Agreement has been the principal cause of, or has resulted in the failure of the applicable Closing to occur; or

(iii) by the Requisite Holder, in accordance with Section 7.3(c).

(b) will automatically terminate, without further action by the parties, on the date that is twenty-four (24) from the date of this Agreement.

8.2 Effect of Termination.

(a) Upon termination of this Agreement, no Investor will be required to fund any further amount after the date of termination of the Agreement, provided that termination will not affect any undischarged obligation under this Agreement, and any obligation of the Company to pay or repay any amounts owing to the Investor hereunder and which have not been repaid at the time of termination.

(b) Nothing in this Agreement will be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other Party of its obligations under this Agreement.

9. RESERVED

10. RIGHTS TO FUTURE STOCK ISSUANCES. Subject to the terms and conditions of this Section and applicable securities laws, if at any time during the period ending on the sooner of the date the Note is repaid or otherwise satisfied or 18 months after the Closing Date of the initial Closing, the Company proposes to offer or sell any New Securities, the Company shall offer to the Investors the opportunity to purchase up to ten percent (10%) of such New Securities (such amount, the “Offered Securities”). Such offer may only be accepted with the prior written approval of an Investor. If accepted by an Investor, it shall be afforded the opportunity to purchase its Pro Rata Portion (as defined below). The Investors shall be entitled to apportion the right of first offer hereby granted to them in such proportions as they deem appropriate among themselves and their Affiliates.

10.1 The Company shall give notice no fewer than three (3) Business Days in advance of the proposed date of the sale of New Securities (the “Information Notice”) to the Requisite Holder and each Investor, requesting if such Requisite Holder and Investors would desire to receive further information regarding the proposed sale. In the event that any Investor does not affirmatively respond to the Information Notice within two (2) Business Days of receipt thereof, the Company may proceed with the sale; provided that obligations and rights set forth in this Section 10 shall not be in force and effective for a period with respect to any non-affirming Investor for a period of 45 days following the delivery of the Information Notice; provided, further that the obligations and rights set forth in this Section 10 shall automatically renew following the expiration of such period. If an Investor affirmatively responds to the Information Notice, such sale shall be subject to the obligations and rights set forth in this Section 10.

10.2 The Company shall give notice no fewer than two (2) Business Days following receipt of an affirmative response to the Information Notice (the “Offer Notice”) to the Requisite Holder and each Investor, stating (a) its bona fide intention to offer such New Securities, (b) the number of such New Securities to be offered, and (c) the price and terms, if any, upon which it proposes to offer such New Securities.

10.3 By notification to the Company within five (5) days after the Offer Notice is given, the Requisite Holder and each Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to their Pro Rata Portion of the Offered Securities. “Pro Rata Portion” means the ratio of (x) Securities purchased by an Investor participating under this Section 10.3 and (y) the sum of the aggregate Securities purchased by all Investors participating under this 10.3. The closing of any sale pursuant to this Section shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 10.4.

10.4 The Company may, during the ninety (90) day period following the expiration of the period provided in Section 10.3, offer and sell the remaining portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Section .

10.5 The right of first offer in this Section shall not be applicable to offers, issuances, sales or other transactions related to Exempted Securities, or any New Securities registered for sale under the 1933 Act.

11. GENERAL PROVISIONS

11.1 Fees and Expenses. At the initial Closing, the Company shall reimburse the Lead Investor for actual and reasonably documented due diligence, travel and legal fees and expenses related to the preparation and negotiation of the Transaction Documents and disbursements of its counsel, Lucosky Brookman LLP not to exceed $7,500 it being understood that Lucosky Brookman LLP have not rendered any legal advice to the Company in connection with the transactions contemplated hereby and that the Company has relied for such matters on the advice of its own counsel; provided that the foregoing cap maybe increased if in the reasonable discretion of the Lead Investor the legal services required to draft and negotiate the Transaction Documents exceeds those initially contemplated by the Parties. In the event that this Agreement is terminated prior to the occurrence of the initial Closing, the Company shall reimburse the Lead Investor for all actual and reasonably documented due diligence and legal fees and expenses, including the reasonable and documented fees and disbursements of its counsel, Lucosky Brookman LLP. Except as specified above, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Notes.

11.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section prior to 5:00 p.m. (New York time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section on a day that is not a Business Day or later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:

Email:

Attention:

With a copy (which shall not constitute notice) to:

Attention:

If to an Investor, such address set forth on the signature page hereto executed by such Investor;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

11.3 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws.

11.5 Jurisdiction and Venue. Any action, proceeding or claim arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York (Commercial Division), or in the United States District Court for the Southern District of New York. The Company and the Investors irrevocably submit to the jurisdiction of such courts, which jurisdiction shall be exclusive, and hereby waive any objection to such exclusive jurisdiction or that such courts represent an inconvenient forum. The prevailing party in any such action shall be entitled to recover its reasonable and documented attorneys’ fees and out-of-pocket expenses relating to such action or proceeding.

11.6 WAIVER OF RIGHT TO JURY TRIAL. THE COMPANY AND THE INVESTORS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

11.7 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

11.8 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

11.9 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Requisite Holders. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

11.10 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

11.11 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the Company and the Investors and their respective successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Requisite Holders. Each Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investor” and such transferee is an accredited investor.

11.12 Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11.13 Counterparts. This Agreement may be executed in identical counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. Signature pages delivered by facsimile or e-mail shall have the same force and effect as an original signature.

11.14 Specific Performance. Each of the Company and each Investor acknowledges that monetary damages alone would not be adequate compensation to the other parties hereto for a breach of this Agreement and the Company or the Requisite Holders may seek an injunction or an order for specific performance from a court of competent jurisdiction if (a) the Company or an Investor fails to comply or threatens not to comply with this Agreement or (b) on the one hand, the Company has reason to believe that an Investor will not comply with this Agreement or, on the other hand, the Requisite Holders have reason to believe that the Company will not comply with this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first set forth above.

COMPANY:

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie “James” Li
Name:	Tie “James” Li
Title:	CEO

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: [################]

Signature of Authorized Signatory of Investor: [################]

Name of Authorized Signatory: [################]

Title of Authorized Signatory: Authorized Signatory

Email Address of Authorized Signatory: [################]

Facsimile Number of Authorized Signatory: N/A

Address for Notice to Investor: [################]

Address for Delivery of Securities to Investor (if not same as address for notice): [################]

Funding Amount: $152,500

Principal amount of Note: $180,000

EIN Number: [################]

EXHIBIT A

FORM OF NOTE

[See attached]

EXHIBIT B

FORM OF WARRANT

[See attached]

EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT

[See attached]

EXHIBIT D

FLOW OF FUNDS REQUEST

Nature’s Miracle Holding Inc. – Securities Purchase Agreement – Flow of Funds Request

In connection with the Securities Purchase Agreement, dated [_], 2024 (the “Agreement”) between Nature’s Miracle Holding Inc. (the “Company”), __________(the “Investor”) and the other investors signatory thereto, the Company irrevocably authorizes the Investor to distribute such funds as set out below, in the manner set out below, at the Closing.

Capitalized terms used but not otherwise defined in this letter will have the meaning given to such terms in the Agreement.

Item	Amount
Closing	$
$
Total	$

Please transfer the net amount of US $_______due at the Closing, to the following bank account:

Bank ID type:

Bank ID:

Bank Name:

Bank Address 1:

Bank Address 2:

Recipient Account (if appropriate enter the IBAN):

Recipient name:

Recipient Address 1:

Recipient Address 2:

Yours sincerely,

NATURE’S MIRACLE HOLDING INC.

By:
Name
Title

Annex I

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of August 13, 2024, by and between NATURE’S MIRACLE HOLDING INC., a Delaware corporation, with its address at 858 N Central Ave., Upland, CA 91786 (the “Company”), and [################], a Virginia limited liability company, with its address at [################] (the “Lender”).

WHEREAS:

A. The Company and the Lender are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”); and

B. Lender desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, a promissory note of the Company, in the form attached hereto as Exhibit A, in the aggregate principal amount of $181,700.00 (including $23,700.00 of Original Issue Discount) (the “Note”) with additional tranches of financing of up to $1,000,000.00 in the aggregate during the next twelve (12) months subject to further agreement by and between the Lender and the Company.; and

NOW THEREFORE, the Company and the Lender severally (and not jointly) hereby agree as follows:

1. Purchase and Sale of the Securities.

a. Purchase of the Securities. On the Closing Date (as defined below), the Company shall issue and sell to the Lender and the Lender agrees to purchase from the Company the Securities as is set forth immediately below the Lender’s name on the signature pages hereto.

b. Form of Payment. On the Closing Date (as defined below), (i) the Lender shall pay the purchase price for the Securities be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Securities, and (ii) the Company shall deliver such duly executed Note on behalf of the Company against delivery of such Purchase Price.

c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Securities pursuant to this Agreement (the “Closing Date”) shall be 12:00 noon, Eastern Standard Time on or about August 14, 2024, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2. Lender’s Representations and Warranties. The Lender represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, the Lender is purchasing the Note and the shares of Common stock of the Company (“Common Stock”) issuable upon conversion of or otherwise pursuant to the Note (such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

b. Accredited Investor Status. The Lender is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. The Lender understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Lender’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the availability of such exemptions and the eligibility of the Lender to acquire the Securities.

d. Information. The Company has not disclosed to the Lender any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Lender.

e. Legends. The Lender understands that the Securities have not been registered under the 1933 Act; and may bear a restrictive legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE ISSUER OF SUCH SECURITIES RECEIVES AN OPINION OF COUNSEL TO THE BUYER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY ACCEPTABLE TO THE ISSUER’S TRANSFER AGENT, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the Lender of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to an exemption from registration without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such Lender provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Lender agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not reasonably accept the opinion of counsel that properly conforms to applicable securities laws provided by the Lender with respect to the transfer of any Securities pursuant to an exemption from registration, such as Rule 144, at the Deadline, it will be considered an Event of Default pursuant to Section 3.2 of the Note.

f. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Lender, and this Agreement constitutes a valid and binding agreement of the Lender enforceable in accordance with its terms.

3. Representations and Warranties of the Company. The Company represents and warrants to the Lender that:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note has been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. Capitalization. As of the date hereof, the authorized Common stock of the Company consists of 100,000,000 authorized shares, $0.0001 par value per share, of which 26,456,751 shares are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable.

d. Issuance of Shares. The Securities are duly authorized and reserved for issuance in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the Lender thereof.

e. No Conflicts. Except as set forth on Schedule 3(e), the execution, delivery and performance of this Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self- regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Lender owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

f. SEC Documents; Financial Statements. Since January 1, 2022, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates or if amended, as of the dates of the amendments, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates or if amended, as of the dates of the amendments, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company is subject to the reporting requirements of the Exchange Act.

g. Absence of Certain Changes. Since March 31, 2024, except as set forth in the SEC Documents, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or Exchange Act reporting status of the Company or any of its Subsidiaries.

h. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

i. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Lender. The issuance of the Securities to the Lender will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

j. No Brokers. Except with respect to Spartan Capital LLC, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

k. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

l. Breach of Representations and Warranties by the Company. If the Company breaches any of the material representations or warranties set forth in this Section 3 which is continuing after the applicable cure period as set forth in the Note, if any, and in addition to any other remedies available to the Lender pursuant to this Agreement, it will be considered an Event of default under Section 4.4 of the Note.

4. COVENANTS.

a. Reasonable Commercial Efforts. The Company shall use its reasonable commercial efforts to satisfy timely each of the conditions described in Section 7 of this Agreement.

b. Use of Proceeds. The Company shall use the proceeds for general working capital purposes.

c. Expenses. At the Closing, the Company’s obligation with respect to the transactions contemplated by this Agreement is to reimburse Lender’s expenses shall be $8,000.00 for Lender’s legal fees and due diligence fee.

d. Corporate Existence. So long as the Lender beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets in one or a series of transactions the result of which would render the Company a “shell company” as such term in defined in Rule 144.

e. Breach of Covenants. If the Company breaches any of the material covenants set forth in this Section 4, and in addition to any other remedies available to the Lender pursuant to this Agreement which is continuing after the applicable cure period as set forth in the Note, it will be considered an event of default under Section 4.4 of the Note.

f. Failure to Comply with the Exchange Act. So long as the Lender beneficially owns the Note, the Company shall comply with the reporting requirements of the Exchange Act; and the Company shall continue to be subject to the reporting requirements of the Exchange Act.

g. The Company has not engaged the Lender to perform “Dealer” actions. The Lender and the Company hereby acknowledge and agree that the Company has not engaged the Lender to: (i) act as an underwriter; (ii) act as a market maker or specialist; (iii) act as “de facto” market maker; or (iv) conduct any other professional market activities such as providing investment advice, extending credit and lending securities in connection.

5. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Lender or its nominee, for the shares underlying any conversion of the Note upon default of the Note (the “Conversion Shares”) in such amounts as specified from time to time by the Lender to the Company upon conversion of the Note in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount as such term is defined in the Note) signed by the successor transfer agent to Company and the Company. Prior to registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to an exemption from registration, all such certificates shall bear the restrictive legend specified in Section 2(e) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Conversion Shares to be issued to the Lender upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement; and (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Conversion Shares issued to the Lender upon conversion of or otherwise pursuant to the Note as and when required by the Note and/or this Agreement. If the Lender provides the Company and the Company’s transfer, at the cost of the Lender, with an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Lender. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Lender shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Securities to the Lender at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. The Lender shall have executed this Agreement and delivered the same to the Company.

b. The Lender shall have delivered the Purchase Price in accordance with Section 1(b) above.

c. The representations and warranties of the Lender shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Lender shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Lender at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Conditions to The Lender’s Obligation to Purchase. The obligation of the Lender hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Lender’s sole benefit and may be waived by the Lender at any time in its sole discretion:

a. The Company shall have executed this Agreement and delivered the same to the Lender.

b. The Company shall have delivered to the Lender the duly executed Note, in accordance with Section 1(b) above.

c. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Lender, shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent.

d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Lender shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Lender including, but not limited to certificates with respect to the Board of Directors’ resolutions relating to the transactions contemplated hereby.

e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

f. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the Exchange Act reporting status of the Company or the failure of the Company to be timely in its Exchange Act reporting obligations.

8. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the Circuit Court of Fairfax County, Virginia or in the Alexandria Division of the United States District Court for the Eastern District of Virginia. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Lender waive trial by jury. The Lender shall be entitled to recover from the Company its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Note or any related document or agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Lender makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Lender.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be as set forth in the heading of this Agreement with a copy by fax only to (which copy shall not constitute notice) to [################]. Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Lender shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Lender may assign its rights hereunder to any person that purchases Securities in a private transaction from the Lender or to any of its “affiliates,” as that term is defined under the Exchange Act, without the consent of the Company.

h. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Lender. The Company agrees to indemnify and hold harmless the Lender and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

i. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

k. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Lender shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

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IN WITNESS WHEREOF, the undersigned Lender and the Company have caused this Agreement to be duly executed as of the date first above written.

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Tie (James) Li
Chief Executive Officer

[################]

By:
[################]
[################]

Aggregate Principal Amount of Note:	$181,700.00
Original Issue Discount	$23,700.00
Aggregate Purchase Price:	$158,000.00